                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                                                  September 15, 1999


Mr. Allen Johnson
Chrysler Foundation
1000 Chrysler Drive
Auburn Hills, MI 48326-2766

Dear Mr. Johnson,

     On June 4, 1999, Bankers Trust merged with Deutsche Bank A.G. As a result of the merger, we are asking shareholders of BT Mutual Funds to approve new advisory agreements and to vote on other proposals. As a direct investor in the International Equity Portfolio, we are soliciting your vote on some of the same proposals for a shareholder meeting to be held October 15, 1999 at 4:00 p.m. at One South Street, Baltimore, Maryland 21202.

     We have enclosed proxy statements and proxy cards for (a) BT Investment Funds, which includes as a series International Equity Fund, a mutual fund investing all of its assets in International Equity Portfolio, (b) BT Advisor Funds, which includes as a series U.S. Bond Index Fund, a mutual fund investing all of its assets in U.S. Bond Index Portfolio and (c) Small Cap Index Portfolio. The proxy statement for BT Investment Funds includes proposals applicable to shareholders of each of its series funds, some of which are not applicable to International Equity Portfolio; therefore, you would only vote on those proposals that request a vote by holders of interests in International Equity Portfolio. As a result, your proxy card for the BT Investment Funds proxy statement only requests votes on issues relating to International Equity Portfolio. Your proxy cards for BT Advisor Funds and Small Cap Index Portfolio proxy statements request your vote on all of the proposals included in the respective proxy statements.

     Please forward these materials to the person at your firm authorized to execute the proxy cards and ask them to return them to us as soon as possible in the enclosed postage-paid envelope. Thank you for your assistance. If you have any questions, please contact me at (212) 250-9360.


                                                        Sincerely,


                                                        Marco Veissid
                                                        Director, Client Service

August 23, 1999

Dear Shareholder:

On June 4, 1999, Bankers Trust merged with Deutsche Bank AG. As a result of the merger, we are asking shareholders of BT Mutual Funds to approve new advisory agreements. Enclosed is further information relating to these changes, including a Questions & Answers section and proxy card(s).

        Important information about the changes:

        . The merger has no effect on the number of shares you own or the value of those shares.
        . The advisory fees payable under the new advisory agreements have not increased.
        . The investment objective and policies of your mutual fund investment have not changed.

In addition to the change in advisory agreements, shareholders are also being asked to approve other changes outlined in the enclosed Proxy Statement. The Board of Trustees of your BT Mutual Fund believes that the proposals are important and recommends that you read the enclosed materials carefully and then vote for all proposals.
     ---

        What you need to do:

        .    Read all enclosed materials including the Questions & Answers section.
        .    Choose one of the following options to vote:

                1. By Mail: Complete the enclosed proxy card and return in postage-paid envelope provided.
                2.  By Telephone: Call the Toll-Free # on your proxy card.
                3.  By Internet: Logon to www.proxyvote.com.
                          -----------------
                4.  Attend Shareholder Meeting (details enclosed)

Please note: if you own shares of more than one Fund, you will receive more than one proxy card. Please sign and return each proxy card you receive (unless you are voting by telephone or through the Internet).

Sincerely,

/s/ Daniel O. Hirsch

Daniel O. Hirsch

Secretary

BT Mutual Funds

                             QUESTIONS AND ANSWERS

                                 IMPORTANT NEWS
                    FOR SHAREHOLDERS OF BT INVESTMENT FUNDS

    Here is a brief overview of some matters affecting your Fund which require a shareholder vote. We encourage you to read the full text of the enclosed Proxy Statement, and to vote your shares.

Q.  What has happened to require a shareholder vote?

A. On June 4, 1999, Bankers Trust became a subsidiary of Deutsche Bank A.G. The combined entity now ranks as the fourth largest investment manager in the world with $670-billion in assets in a full range of active and index strategies.

    To ensure that Bankers Trust or an affiliate may continue to serve as in-vestment adviser of the BT Mutual Funds, we are seeking shareholder ap-proval of new advisory agreements.

    THE BOARD MEMBERS OF YOUR FUND RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q.  Why am I being asked to vote on the new advisory agreements?

A. The Investment Company Act, which regulates investment companies in the United States such as your BT Mutual Fund, requires a shareholder vote to approve a new advisory agreement following certain types of business combi-nations. Each of the new advisory agreements became effective immediately upon consummation of the merger and will continue in effect only upon shareholder approval.

Q.  How does the merger affect my BT Mutual Fund?

A. Your BT Mutual Fund and its respective investment objectives have not changed as a result of the merger. You still own the same shares in the same Fund as you did prior to the merger. Each of the new advisory agree-ments contains substantially the same terms and conditions as the agreement in effect prior to the merger, except for the dates of execution and termi-nation. If shareholders do not approve the new advisory agreements, the agreements will no longer continue and the governing Boards of your Fund will take such action as they deem to be in the best interests of the Fund, and their respective shareholders.

Q.  Have the investment advisory fees remained the same?

    A. Yes.

Q.  What are the benefits of the merger?

A. There are several potential positive aspects of the merger you may be in-terested in. Most notably, the combined institution will be one of the largest financial institutions in the world, as well as a leader in a num-ber of important categories, including asset management. The financial strength of the combined institution coupled with the increased breadth and depth of its resources and capabilities are advantages the acquisition brings. Further, as a truly global institution, the combined entity will be in a unique position to provide coverage, services and products.

Q.  How does the Board of Trustees of my BT Mutual Fund recommend that I vote?

A. After careful consideration, the Board of Trustees of your BT Mutual Fund recommends that you vote in favor of all the proposals on the enclosed proxy card(s).

Q.  Whom do I call for more information?

A. If you need more information, please call Shareholder Communications Corpo-ration, your Fund's information agent, at 1-800-732-6168.

Q.  How can I vote my shares?

A.  You may choose from one of the following options to vote your shares:

    .   By mail, with the enclosed proxy card(s) and return envelope.

    . By telephone, with a toll-free call to the telephone number that appears on your proxy card.

    . Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site.

    . In person at the shareholder meeting (see details enclosed in proxy statement).

Q. Will my BT Mutual Fund pay for the proxy solicitation and legal costs asso-ciated with this transaction?

A.  No, Bankers Trust will bear these costs.

Q.  What happens if I own shares in more than one BT Mutual Fund?

A. If you have more than one BT Mutual Fund in your name at the same address, you will receive separate proxy cards for each Fund but only one proxy statement for the account.

Please vote all issues on each proxy card that you receive. Thank you for mail-ing your proxy card(s) promptly.

                              BT INVESTMENT FUNDS

                       Cash Management Fund ("Cash Fund")
                           Intermediate Tax Free Fund
                              Tax Free Money Fund
                             NY Tax Free Money Fund
                              Treasury Money Fund
                           International Equity Fund
                           Capital Appreciation Fund
                    BT Investment Lifecycle Long Range Fund
                     BT Investment Lifecycle Mid Range Fund
                    BT Investment Lifecycle Short Range Fund
                           Pacific Basin Equity Fund
                           Latin American Equity Fund
                                 Small Cap Fund
        BT PreservationPlus Income Fund ("PreservationPlus Income Fund")

                              One South Street
                          Baltimore, Maryland 21202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To Be Held September 21, 1999

    A Special Meeting of shareholders of BT Investment Funds (the "Trust") will be held at the offices of BT Alex. Brown Incorporated, One South Street, 30th Floor, Baltimore, Maryland 21202, on September 21, 1999 at 11:00 a.m. (the "Special Meeting"). The Trust is an open-end management investment company, or-ganized under the laws of the Commonwealth of Massachusetts, that is comprised of the above fourteen series (each a "Fund," and collectively, the "Funds") and the Quantitative Equity Fund, Global Emerging Markets Equity Fund, BT Global Equity Fund and BT European Equity Fund, which are not addressed in the accom-panying Joint Proxy Statement ("Proxy Statement"). Each Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each a "Portfolio," and collectively, the "Portfolios"). As feeder funds, each Fund seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objective and policies. The Portfolios in which the Funds in-vest are organized either as separate series of BT Investment Portfolios, an open-end management investment company, or as separately registered open-end management investment companies, in each case established as a trust under the laws of the State of New York. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder arrangements, each Fund's voting rights with respect to the Portfolio interests that it holds must be passed through to the Fund's own shareholders.

    The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the meeting or any adjournments thereof:

PROPOSAL I:                   To approve or disapprove new investment advisory
(Proposal IA: All Funds       agreements (each a "New Advisory Agreement" and
Proposals IB and IC: All      collectively the "New Advisory Agreements") for
Funds EXCEPT Cash Fund)       each Fund's corresponding Portfolio:

                                  A. To approve or disapprove a New Advisory
                              Agreement between each Fund's corresponding Port-folio and Bankers Trust Company ("Bankers Trust") (the "New BT Advisory Agreements").

                                  B. To approve or disapprove a New Advisory
                              Agreement between each Fund's corresponding Port-folio and Morgan Grenfell Inc. ("MGI") (the "New MGI Advisory Agreements") to be implemented within two years of the date of the Special Meet-ing upon approval of the members of the Trust's and the Portfolios' Boards of Trustees, respec-tively, who are not "interested persons" thereof ("Independent Trustees") (as defined in the In-vestment Company Act of 1940, as amended (the "Act")).

                                  C. To approve or disapprove a new sub-invest-
                              ment advisory agreement (the "New Sub-advisory Agreements," which term, unless otherwise speci-fied, is included within the meaning of New Advi-sory Agreements) among each Fund's corresponding Portfolio, MGI and either

                              . Bankers Trust (for each Fund EXCEPT Pacific Ba-
                                sin Equity Fund and Latin American Equity Fund) or

                              . Morgan Grenfell Investment Services Ltd.
                                ("MGIS" and, together with Bankers Trust and MGI, the "Advisers") (for Pacific Basin Equity Fund and Latin American Equity Fund ONLY)

                              under which Bankers Trust or MGIS, as applicable, may perform certain of MGI's responsibilities, at MGI's expense, under the applicable New MGI Advi-sory Agreement with the applicable Portfolio upon approval of the Independent Trustees of the Trust and the Portfolio.

PROPOSAL II:                 To elect Trustees of the Trust and the Portfo-
(All Funds)                  lios to hold office until their respective suc-
                             cessors have been duly elected and qualified or until their earlier resignation or removal.

PROPOSAL III:                To ratify or reject the selection of
(All Funds EXCEPT            PricewaterhouseCoopers LLP as the independent
PreservationPlus Income      accountants for the applicable Funds and their
Fund)                        corresponding Portfolios for the current fiscal
                             year.

PROPOSAL IV:
(PreservationPlus Income     To ratify or reject the selection of Ernst &
Fund ONLY)                   Young LLP as the independent accountants for
                             PreservationPlus Income Fund and its correspond-ing Portfolio for the current fiscal year.

    The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

    The New Advisory Agreements described in Proposals IA, IB and IC, respec-tively, will contain substantially the same terms and conditions, except for the parties and the dates of execution, effectiveness and initial term, as the prior investment advisory agreements pursuant to which services were provided to the Portfolios. In addition, the form of New Sub-advisory Agreement autho-rizes the applicable investment adviser to adjust the duties, the amounts of assets to be managed and the fees paid to the applicable investment subadviser with and upon the approval of the Boards and the Independent Trustees of each Board. (The shareholders of Cash Fund are not being asked to vote on Proposals IB and IC.) As more fully discussed in the accompanying Proxy Statement, ap-proval of the New Advisory Agreements, which provide for the same services to be provided at the same fees, is generally occasioned by the merger of Circle Acquisition Corporation, a wholly owned subsidiary of Deutsche Bank A.G. ("Deutsche Bank"), with and into Bankers Trust Corporation, the parent company of Bankers Trust. Each of MGI and MGIS is, and as a result of this transac-tion, Bankers Trust became, an indirect wholly owned subsidiary of Deutsche Bank. The New Advisory Agreements with MGI described in Proposal IB and the New Sub-advisory Agreements with Bankers Trust or MGIS, as applicable, de-scribed in Proposal IC will permit Deutsche Bank, upon the approval of the In-dependent Trustees of the Trust and the Portfolios, to simplify the organiza-tional structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the New Advisory Agree-ments with MGI is needed to permit Deutsche Bank a sufficient amount of time (which will vary for different Portfolios) to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations.

    The close of business on July 22, 1999 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

    IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT SHAREHOLDER COM-MUNICATIONS CORPORATION AT 1-800-732-6168.

    This notice and related proxy material are first being mailed to sharehold-ers on or about August 23, 1999. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

                                   By Order of the Board of Trustees,

                                   /s/ Daniel O. Hirsch

                                   Daniel O. Hirsch, Secretary

New York, New York
August 23, 1999

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                              BT Investment Funds

                       Cash Management Fund ("Cash Fund")
                Intermediate Tax Free Fund ("Intermediate Fund")
                     Tax Free Money Fund ("Tax Free Fund")
                       NY Tax Free Money Fund ("NY Fund")
                     Treasury Money Fund ("Treasury Fund")
                International Equity Fund ("International Fund")
                   Capital Appreciation Fund ("Capital Fund")
          BT Investment Lifecycle Long Range Fund ("Long Range Fund")
           BT Investment Lifecycle Mid Range Fund ("Mid Range Fund")
         BT Investment Lifecycle Short Range Fund ("Short Range Fund")
                   Pacific Basin Equity Fund ("Pacific Fund")
               Latin American Equity Fund ("Latin American Fund")
                                 Small Cap Fund
        BT PreservationPlus Income Fund ("PreservationPlus Income Fund")

                                One South Street
                           Baltimore, Maryland 21202

            PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                               September 21, 1999

    This Joint Proxy Statement ("Proxy Statement") is being furnished in con-nection with the solicitation of proxies by the Board of Trustees of BT Invest-ment Funds (the "Trust") with respect to the above fourteen series thereof (each a "Fund," and collectively, the "Funds") for use at the special meeting of the Trust to be held at the offices of BT Alex. Brown Incorporated, One South Street, 30th Floor, Baltimore, Maryland 21202 on September 21, 1999 at 11:00 a.m. (the "Special Meeting") and at any adjournments thereof. This Proxy Statement and accompanying proxy card(s) ("Proxy") are expected to be mailed to shareholders on or about August 23, 1999.

    Each Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each a "Portfolio," and collective-ly, the "Portfolios"). The Portfolios in which the Funds invest are organized either as separate series of BT Investment Portfolios ("BT Portfolios"), an open-end management investment company, or as separately registered open-end management investment companies, in each case established as a trust under the laws of the State of New York. As feeder funds, each Fund seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objectives and policies.

    For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a series of the Trust, although all actions are actu-ally taken by the Trust on behalf of the applicable series or Fund. Some ac-tions described as taken by or with respect to a Fund are actually actions to be taken by the corresponding Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder. Further, actions described as being taken by the shareholders of the Trust with respect to its Board of Trustees will also be taken by the Funds as shareholders of the Portfolios with respect to the Portfolios' respective Boards of Trustees. Your vote and the vote of other shareholders of the relevant Fund determines how the Fund will vote with respect to itself and its corresponding Portfolio. See "Background."

    The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may prop-erly come before the meeting or any adjournments thereof:

PROPOSAL I:                   To approve or disapprove new investment advisory
(Proposal IA: All Funds       agreements (each a "New Advisory Agreement" and
Proposals IB and IC: All      collectively the "New Advisory Agreements") for
Funds EXCEPT Cash Fund)       each Fund's corresponding Portfolio:

                                  A. To approve or disapprove a New Advisory
                              Agreement between each Fund's corresponding Port-folio and Bankers Trust Company ("Bankers Trust") (the "New BT Advisory Agreements").

                                  B. To approve or disapprove a New Advisory
                              Agreement between each Fund's corresponding Port-folio and Morgan Grenfell Inc. ("MGI") (the "New MGI Advisory Agreements") to be implemented within two years of the date of the Special Meet-ing upon approval of the members of the Trust's and the Portfolios' Boards of Trustees, respec-tively, who are not "interested persons" thereof ("Independent Trustees") (as defined in the In-vestment Company Act of 1940, as amended (the "Act")).

                                  C. To approve or disapprove a new sub-
                              investment advisory agreement (the "New Sub-advisory Agreements," which term, unless other-wise specified, is included within the meaning of New Advisory Agreements) among each Fund's corre-sponding Portfolio, MGI and either

                              . Bankers Trust (for each Fund EXCEPT Pacific
                                Fund and Latin American Fund) or

                              . Morgan Grenfell Investment Services Ltd.
                                ("MGIS" and, together with Bankers Trust and MGI, the "Advisers") (for Pacific Fund and Latin American Fund ONLY)

                              under which Bankers Trust or MGIS, as applicable, may perform certain of MGI's responsibilities, at MGI's expense, under the applicable New MGI Advi-sory Agreement with the applicable Portfolio upon approval of the Independent Trustees of the Trust and the Portfolio.

PROPOSAL II:                  To elect Trustees of the Trust and the Portfolios
(All Funds)                   to hold office until their respective successors
                              have been duly elected and qualified or until their earlier resignation or removal.

PROPOSAL III:                 To ratify or reject the selection of
(All Funds EXCEPT             PricewaterhouseCoopers LLP as the independent ac-
PreservationPlus Income       countants for the applicable Funds and their cor-
Fund)                         responding Portfolios for the current fiscal
                              year.

PROPOSAL IV:
(PreservationPlus             To ratify or reject the selection of Ernst &
Income Fund ONLY)             Young LLP as the independent accountants for the
                              PreservationPlus Income Fund and its correspond-ing Portfolio for the current fiscal year.

    The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

    The Funds' shareholders are to consider the approval of New Advisory Agreements for each Fund's corresponding Portfolio, as indicated in the table below:

 --------------------------------------------------------------------------
                Fund                        Corresponding Portfolio
 --------------------------------------------------------------------------
  Cash Fund****                    Cash Management Portfolio ("Cash
                                   Portfolio")*
---------------------------------------------------------------------------
  Intermediate Fund****            Intermediate Tax Free Portfolio
                                   ("Intermediate Portfolio")*
---------------------------------------------------------------------------
  Tax Free Fund****                Tax Free Money Portfolio ("Tax Free
                                   Portfolio")*
---------------------------------------------------------------------------
  NY Fund****                      NY Tax Free Portfolio ("NY Portfolio")*
---------------------------------------------------------------------------
  Treasury Fund****                Treasury Money Portfolio ("Treasury
                                   Portfolio")*
---------------------------------------------------------------------------
  International Fund****           International Equity Portfolio
                                   ("International Portfolio")*
---------------------------------------------------------------------------
  Capital Fund****                 Capital Appreciation Portfolio ("Capital
                                   Portfolio")*
---------------------------------------------------------------------------
  Long Range Fund****              Asset Management Portfolio ("Asset
                                   Portfolio")*
---------------------------------------------------------------------------
  Mid Range Fund****               Asset Management Portfolio II ("Asset
                                   Portfolio II")**
---------------------------------------------------------------------------
  Short Range Fund****             Asset Management Portfolio III ("Asset
                                   Portfolio III")**
---------------------------------------------------------------------------
  Pacific Fund***                  Pacific Basin Portfolio ("Pacific
                                   Portfolio")**
---------------------------------------------------------------------------
  Latin American Fund***           Latin American Equity Portfolio ("Latin
                                   American Portfolio")**
---------------------------------------------------------------------------
  Small Cap Fund****               Small Cap Portfolio**
---------------------------------------------------------------------------
  PreservationPlus Income Fund**** BT PreservationPlus Income Portfolio
                                   ("PreservationPlus Income Portfolio")**
---------------------------------------------------------------------------

-----------
* A separately registered open-end management company organized as a trust under the laws of the State of New York.
**   A separate series of BT Portfolios.
*** Prior to the Merger (as defined herein), the corresponding Portfolios to these Funds were sub-advised by BT Funds Management (International) Lim-ited ("FMIL"), at the time an indirect wholly owned subsidiary of Bankers Trust Corporation ("BT Corporation"). The sub-advisory agreements between Bankers Trust and FMIL with respect to these Funds were terminated prior to the time of the Merger (as defined herein). The sub-advisory agreements between Bankers Trust and FMIL for these Funds are not being renewed. These Funds' shareholders will consider the approval of the New Sub-advi-sory Agreements between MGI and MGIS.
**** These Funds' shareholders will consider the approval of the New Sub-advi-sory Agreements between MGI and Bankers Trust.

    The shareholders of the Trust are also to consider the election of Charles
P. Biggar, S. Leland Dill, Martin J. Gruber, Richard Hale, Richard J. Herring, Bruce E. Langton, Philip Saunders, Jr. and Harry Van Benschoten (the "Trustee Nominees") as Trustees of the Trust and Portfolios./1/ Mr. Biggar currently serves on the
-----------
/1/Unless otherwise indicated, references in this Proxy Statement to the "Trustee Nominees" includes Trustee Nominees of both the Trust and the Port-folios.

Board of the Portfolios and Messrs. Dill and Saunders currently serve on the Boards of both the Trust and the Portfolios (collectively, the "Boards"). Drs. Herring and Gruber and Messrs. Langton and Van Benschoten currently serve as Trustees of various other investment companies within the Bankers Trust family of funds. To ensure adherence by the Trust and the Portfolios to Section 15(f) of the Act, only Mr. Hale will be an "interested person" (within the meaning of Section 2(a)(19) of the Act) of the Funds or Portfolios following the Merger (as defined herein) and the approval of the New Advisory Agreements.

    Notice of the Special Meeting and a Proxy accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph, through the Internet or in person by officers or agents of the Funds. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimburse-ment of brokerage firms and others for their expenses in forwarding solicita-tion material to the beneficial owners of the Funds' shares, (c) payment to Shareholder Communications Corporation for its services in soliciting proxies and (d) supplementary solicitations to submit Proxies, will be borne by Bankers Trust. If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly record-ed. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    The Annual Report of each Fund containing audited financial statements for the fiscal year ended September 30, 1998 (for the Intermediate Fund, Interna-tional Fund, Capital Fund, Pacific Fund, Latin American Fund, Small Cap Fund and PreservationPlus Income Fund), December 31, 1998 (for the Cash Fund, Tax Free Fund, Treasury Fund and NY Fund) and March 31, 1999 (for the Long Range Fund, Mid Range Fund and Short Range Fund), as well as the Semi-Annual Report of each Fund (each a "Report"), have previously been furnished to the Funds' respective shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling 1-800-730-1313.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accor-dance with the instructions marked on the Proxy. Shares of a Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special

Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the applicable Fund prior to the time it is voted.

    Bankers Trust will vote any shares in accounts as to which it has invest-ment authority, and shares in any other accounts as to which Bankers Trust is the agent of record, which are not otherwise represented in person or by proxy at the Special Meeting. Bankers Trust will vote shares of each Fund over which it has investment discretion in accord with its fiduciary and other legal ob-ligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Bankers Trust will vote shares of each Fund for which it is the owner of record but does not have investment discretion, with respect to each Proposal on which shareholders of the applicable Fund are entitled to vote, which are not otherwise represented in person or by proxy at the Special Meeting. These shares will be voted by Bankers Trust for, against, or ab-staining, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Special Meeting. This practice is com-monly referred to as "mirror" or "echo" voting.

    In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Spe-cial Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any Proposal in favor of an adjournment and will vote those Proxies required to be voted "AGAINST" any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Trust or a Fund thereof (as applicable) entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that these per-sons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the bro-kers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See "Vote Required" for a further discussion of abstentions and broker non-votes.)

    Shareholders of record at the close of business on July 22, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, the following number of shares of each Fund were issued and outstanding:

      Cash Management Fund           394,856,658.5 shares
      Intermediate Tax Free Fund     1,971,533.304 shares
      Tax Free Fund                 147,777,254.26 shares
      NY Tax Free Fund               93,127,311.64 shares
      Treasury Fund                 538,949,420.51 shares
      International Equity Fund      16,148,053.51 shares
      Capital Appreciation Fund      1,761,211.813 shares
      Long Range Fund               11,723,702.281 shares
      Mid Range Fund                 7,689,296.466 shares
      Short Range Fund               4,549,947.289 shares
      Pacific Fund                   1,978,613.314 shares
      Latin American Fund              590,162.384 shares
      Small Cap Fund                 9,888,514.376 shares
      PreservationPlus Income Fund       4,757.692 shares

    This Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own shares of more than one Fund, the combined statement may avoid burdening shareholders with more than one proxy statement. To the extent information relating to com-mon ownership is available to the Funds, a shareholder that owns of record shares in two or more of the Funds will receive a package containing a Proxy Statement and Proxies for the Funds in which such shareholder is a record own-er. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns of record shares in two or more Funds may receive two or more packages each containing a Proxy Statement and a Proxy for each Fund in which the shareholder is a beneficial owner. It is es-sential that shareholders complete, date, sign and return each enclosed Proxy, unless a shareholder is voting by telephone or through the Internet.

    In order that your shares may be represented, you are requested to, unless you are voting by telephone or through the Internet:

  . indicate your instructions on the Proxy (or Proxies);

  . date and sign the Proxy (or Proxies); and

  . mail the Proxy (or Proxies) promptly in the enclosed envelope.

Beneficial Ownership of Shares of the Funds

    Annex I attached hereto sets forth information as of the Record Date re-garding the beneficial ownership of the Funds' shares by (i) the only persons known by each Fund to beneficially own more than five percent of the outstand-ing shares of the Fund, (ii) the Trustees and Trustee Nominees, (iii) the ex-ecutive officers of each Fund, and (iv) the Trustees and executive officers of each Fund as a group. The number of shares beneficially owned by each Trustee, Trustee Nominee or executive officer is determined under rules of the Securi-ties and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individ-ual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Annex I. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

    Collectively, the Trustees and officers of the Trust own less than 1% of each Fund's outstanding shares.

Background

    Master-Feeder Structure. Shareholders of the Funds are being asked to ap-prove the New Advisory Agreements, as applicable, and to elect new Boards of Trustees of the Trust and the Portfolios. As indicated earlier, each Fund op-erates as a feeder fund in a master-feeder fund arrangement with the Portfo-lios, which serve as master funds. As feeder funds, the Funds seek to achieve their respective investment objectives by investing all of their investable assets in a corresponding Portfolio with the same investment objectives and policies. The Portfolios invest directly in investment securities and other investments. Pursuant to the requirements of the Act applicable to master-feeder arrangements, each Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund's own shareholders. Other feeder funds of a particular Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the approval of the applicable New Advisory Agreement(s), the election of Trustees of the Portfolios and the ratification of the Portfolios' independent accountants.

    The Portfolios. As indicated earlier, six of the Portfolios are separate series of BT Portfolios, while the remaining eight Portfolios are separately registered open-end management investment companies. Bankers Trust, a banking corporation organized under the laws of the State of New York, located at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as the investment adviser, custodian and administrator of each Portfolio. Bankers Trust is a wholly owned subsidiary of Bankers Trust Corporation ("BT Corporation"), lo-cated at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, a registered bank holding company organized under the laws of the State of New York. As discussed later in this Proxy Statement, as a result of the Merger (as defined herein), BT Corporation became a wholly owned subsidiary of Deutsche Bank A.G. ("Deutsche Bank"), located at 31 West 52nd Street, New York, New York 10019. ICC Distributors, Inc., located at Two Portland Square, Port-land, Maine 04101, serves as the principal underwriter of each Portfolio. ICC Distributors, Inc. is not affiliated with Bankers Trust, Deutsche Bank, or any of their affiliates.

                            PROPOSALS IA, IB AND IC

                      APPROVAL OF NEW ADVISORY AGREEMENTS

    The New Advisory Agreements will contain substantially the same terms and conditions, except for the parties and the dates of execution, effectiveness and initial term, as the prior investment advisory agreements pursuant to which services were provided to the Portfolios. In addition, the form of New Sub-advisory Agreement authorizes the applicable investment adviser to adjust the duties, the amount of assets to be managed and the fees paid to the appli-cable investment subadviser with and upon the approval of the Boards and the Independent Trustees of each Board. As more fully discussed below, approval of the New Advisory Agreements, which provide for the same services to be pro-vided at the same fees, is generally occasioned by the Merger (as defined herein) pursuant to which Bankers Trust became an indirect subsidiary of Deutsche Bank. The New MGI Advisory Agreements described in Proposal IB and the New Sub-advisory Agreements with either Bankers Trust or MGIS, as applica-ble, described in Proposal IC (which are not proposed for approval by share-holders of Cash Fund) will permit Deutsche Bank, upon the approval of the In-dependent Trustees of the Trust and the applicable Portfolio, to simplify the organizational structure of its U.S. mutual fund operations, enhance the effi-ciency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the New MGI Advisory Agreements is needed to permit Deutsche Bank a sufficient amount of time (which will vary for different Portfolios) to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations.

The Prior Advisory Agreements

    The Prior Advisory Agreements. Prior to June 4, 1999, Bankers Trust served as investment adviser to each of the Portfolios (as discussed earlier) pursu-ant to separate investment advisory agreements between Bankers Trust and the applicable Portfolios (the "Prior Advisory Agreements"). The Prior Advisory Agreements were initially approved by the Boards of the applicable Portfolio and Trust, including a majority of the Independent Trustees of the Portfolio or the Trust, respectively.

    The following table lists: (i) the date of each Prior Advisory Agreement;
(ii) the most recent date on which each Prior Advisory Agreement was approved by the applicable Portfolio's Trustees, including a majority of the Independent Trustees, and shareholders; (iii) the most recent date on which each Prior Ad-visory Agreement was approved by the applicable Fund's Trustees, including a majority of the Independent Trustees, and shareholders; and (iv) the amount paid by the Portfolios to Bankers Trust for services rendered pursuant to the Prior Advisory Agreements (for each Portfolio's last fiscal year):

--------------------------------------------------------------------------------------------
                           Date of
                            Prior         Date Last              Date Last
Portfolio                 Advisory         Approved               Approved
(Fiscal Year)             Agreement     By Portfolio's           By Fund's           Fee
--------------------------------------------------------------------------------------------
                                    Trustees Shareholders* Trustees Shareholders*
--------------------------------------------------------------------------------------------
Cash Portfolio
(12/31/98)                 4/23/90   3/8/99     4/23/90     3/8/99     4/23/90    $8,019,083
--------------------------------------------------------------------------------------------
Intermediate Portfolio
(12/31/98)                  4/8/92   3/8/99      4/8/92     3/8/99      4/8/92       $87,127
--------------------------------------------------------------------------------------------
Tax Free Portfolio
(12/31/98)                 4/23/90   3/8/99     4/23/90     3/8/99     4/23/90      $250,537
--------------------------------------------------------------------------------------------
NY Portfolio (12/31/98)    4/23/90   3/8/99     4/23/90     3/8/99     4/23/90      $128,675
--------------------------------------------------------------------------------------------
Treasury Portfolio
(12/31/98)                 4/23/90   3/8/99     4/23/90     3/8/99     4/23/90    $3,666,082
--------------------------------------------------------------------------------------------
International Portfolio
(9/30/98)                   4/8/92   3/8/99      4/8/92     3/8/99      4/8/92    $8,493,173
--------------------------------------------------------------------------------------------
Capital Portfolio
(9/30/98)                 10/28/92   3/8/99    10/28/92     3/8/99    10/28/92      $252,946
--------------------------------------------------------------------------------------------
Asset Portfolio
(3/31/99)                   4/8/92   3/8/99      4/8/92     3/8/99      4/8/92    $4,398,804
--------------------------------------------------------------------------------------------
Asset Portfolio II
(3/31/99)                  4/28/93   3/8/99     4/28/93     3/8/99     4/28/93      $568,410
--------------------------------------------------------------------------------------------
Asset Portfolio III
(3/31/99)                  4/28/93   3/8/99     4/28/93     3/8/99     4/28/93      $370,595
--------------------------------------------------------------------------------------------
Pacific Portfolio
(9/30/98)                  4/28/93   3/8/99     4/28/93     3/8/99     4/28/93       $95,400
--------------------------------------------------------------------------------------------
Latin American Portfolio
(9/30/98)                  4/28/93   3/8/99     4/28/93     3/8/99     4/28/93      $256,724
--------------------------------------------------------------------------------------------
Small Cap Portfolio
(9/30/98)                  4/28/93   3/8/99     4/28/93     3/8/99     4/28/93    $1,520,784
--------------------------------------------------------------------------------------------
PreservationPlus Income
Portfolio (9/30/98)        4/28/93   3/8/99     4/28/93     3/8/99     4/28/93      $202,099
--------------------------------------------------------------------------------------------

-----------
* Shareholders voted to approve the Prior Advisory Agreements on their respec-tive dates of inception.

    The Merger. On November 30, 1998, BT Corporation, Deutsche Bank and Circle Acquisition Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Circle Ac-quisition Corporation, a wholly owned New York subsidiary of Deutsche Bank, merged with and into BT Corporation on June 4, 1999, with BT Corporation con-tinuing as the surviving entity (the "Merger"). Under the terms of the Merger, each outstanding share of BT Corporation common stock was converted into the right to receive $93 in cash, without interest. Since the Merger, BT Corpora-tion, along with its affiliates, has continued to offer the range of financial products and services, including investment advisory services, that it offered prior to the Merger.

    As a result of the Merger, BT Corporation became a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, in-stallment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies (the "Deutsche Bank Group"). At March 31, 1999, the Deutsche Bank Group had total assets of US $727 billion. The Deutsche Bank Group's capital and reserves at March 31, 1999 were US $19.6 billion.

    Impact of the Merger on the Prior Advisory Agreements. Section 15(a) of the Act provides, in pertinent part, that "[i]t shall be unlawful for any per-son to serve or act as investment adviser of a registered investment company, except pursuant to a written contract, which contract, whether with such reg-istered company or with an investment adviser of such registered company, has been approved by the vote of a majority of the outstanding voting securities of such registered company . . . ." Section 15(a)(4) of the Act further re-
quires that such written contract provide for automatic termination in the event of its assignment. Section 2(a)(4) of the Act defines "assignment" to include any direct or indirect transfer of a contract by the assignor.

    While it may be argued otherwise, consummation of the Merger may have re-sulted in an "assignment" of the Prior Advisory Agreements within the meaning of the Act, terminating the agreements according to their respective terms and the Act as of June 4, 1999. Specifically, as Bankers Trust is a wholly owned subsidiary of BT Corporation, the merger of Circle Corporation with and into BT Corporation could be deemed to have resulted in an "assignment" of the Prior Advisory Agreements with Bankers Trust.

    On May 25, 1999, Bankers Trust was granted an exemptive order (the "Exemptive Order") by the Commission permitting implementation, without ob-taining prior shareholder approval, of the New BT Advisory Agreements during an interim period commencing on the date of the closing of the Merger and con-tinuing, for a period of up to 150 days, through the date on which each of the New BT Advisory Agreements are approved or disapproved by the respective shareholders of each Portfolio (the "Interim Period"). Under the terms of the Exemptive Order, Bankers Trust was allowed to receive advisory fees during the Interim Period pursuant to the New BT Advisory Agreements, provided that these fees would be held in escrow pending shareholder approval of the New BT Advi-sory Agreements. In accordance with the Exemptive Order, the advisory fees charged to the Portfolios and paid to Bankers Trust under the New BT Advisory Agreements have been held in an interest-bearing escrow account and the Port-folios expect to continue to deposit these fees in such account until approval of the New BT Advisory Agreements by the respective shareholders of the Port-folios has been obtained. If the New BT Advisory Agreements are not approved by the shareholders by the expiration of the Interim Period, the fees held in escrow will be remitted to the applicable Fund. The following table sets forth the amount in escrow for each Fund as of June 30, 1999:

                                     Amount in
      Fund                            Escrow
     ------------------------------------------
      Cash Fund                      $41,047.79
      Intermediate Fund               $4,207.19
      Tax Free Fund                  $21,051.34
      NY Fund                         $9,724.06
      Treasury Fund                  $58,968.39
      International Fund            $866,405.57
      Capital Fund                    $7,627.76
      Long Range Fund                $59,954.70
      Mid Range Fund                 $10,052.72
      Short Range Fund                    $0.00
      Pacific Fund                    $2,617.18
      Latin American Fund             $2,015.02
      Small Cap Fund                 $84,014.15
      PreservationPlus Income Fund    $2,025.45

    The Funds, as shareholders of the Portfolios, are not being asked to ap-prove or disapprove the Merger or the Merger Agreement; rather, they are being asked under these Proposals to approve and continue the New BT Advisory Agree-ments and to approve the New Advisory Agreements for the Portfolios. Other than the parties and the dates of execution, effectiveness, and initial term of the agreements, the New Advisory Agreements contain substantially the same terms and conditions as the Prior Advisory Agreements. In addition, the form of New Sub-advisory Agreement authorizes the applicable investment adviser to adjust the duties, the amount of assets to be managed and the fees paid to the applicable investment subadviser with and upon the approval of the Boards and the Independent Trustees of each Board. The advisory fee rates charged to the Portfolios under the Prior Advisory Agreements have continued to apply under the New BT Advisory Agreements and would continue to apply under the New MGI Advisory Agreements. MGI, and not the Portfolios, would be solely responsible for paying the sub-advisory fees, which may vary from time to time as approved by the Independent Trustees. The sub-advisory fees would be paid by MGI di-rectly to the applicable subadviser. In addition, the Advisers have advised the Portfolios that they can expect to continue to receive the same level and qual-ity of services under the New Advisory Agreements as they received under the Prior Advisory Agreements. The Advisers have represented to the Boards that in the event of any material change in the investment management personnel of the Advisers responsible for providing services to the Funds, the Advisers will ap-prise and consult with the relevant Board or Boards to ensure that the applica-ble Board, including a majority of the Board's Independent Trustees, is satis-fied that the services provided by the Advisers will not be diminished in scope and quality.

The New Advisory Agreements

    The New Advisory Agreements. The form of the New Advisory and Sub-advisory Agreement is attached to this Proxy Statement as Exhibit A. If shareholders ap-prove the New Advisory Agreements, each of the agreements will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter by specific approval of the respective Board or sharehold-ers of the applicable Portfolio, provided that they are also approved by a ma-jority of the Independent Trustees. The terms and conditions of the New Advi-sory Agreements, other than the parties and their dates of execution, effec-tiveness and initial term, are substantially the same as those of the Prior Ad-visory Agreements. The New BT Advisory Agreements and the New MGI Advisory Agreements will be between the Trust and either Bankers Trust or MGI, as appli-cable; the New Sub-advisory Agreements will be among the Trust, MGI (as Advis-er) and either Bankers Trust or MGIS, as applicable (as subadviser). Each of the New BT Advisory Agreements became effective as of June 4, 1999, the date of the consummation of the Merger.

    If the New MGI Advisory Agreements and/or the New Sub-advisory Agreements are approved, Bankers Trust will continue to perform its advisory duties under the New BT Advisory Agreements until the New MGI Advisory Agreements and/or the New Sub-advisory Agreements, as applicable, are implemented. MGI, as Adviser, and Bankers Trust or MGIS, as applicable, as subadviser, would perform its re-spective advisory duties and be paid its respective advisory fees only upon im-plementation of the applicable New Advisory Agreement.

    Under the terms of the New Advisory Agreements, as under the Prior Advisory Agreements, each of the Advisers agrees to furnish the Portfolios with invest-ment advisory and other services in connection with a continuous investment program for the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents in the port-folios. Subject to the supervision and control of the Portfolios' Boards, each of the

Advisers agrees to (a) conform to all applicable rules and regulations of the Commission, including all applicable provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "Ex-change Act"), the Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will conduct its activities under the New Advisory Agree-ments in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries, (b) provide the services ren-dered by it in accordance with the applicable Portfolio's investment objec-tives and policies as stated in Prospectuses and Statements of Additional In-formation of the relevant Funds, as from time to time in effect, and the Port-folios' then current registration statements on Form N-1A as filed with the Commission and the then current offering Memorandum if the Portfolio is not registered under the 1933 Act, (c) place orders pursuant to its investment de-terminations for each Portfolio either directly with the issuer or with any broker or dealer selected by it, (d) determine from time to time what securi-ties or other investments will be purchased, sold or retained by each Portfo-lio, and (e) maintain books and records with respect to the securities trans-actions of each Portfolio and render to the Board of Trustees of the Trust such periodic and special reports as they may request.

    The Advisory Fees. The investment advisory fee rate charged to the Portfo-lios under the New BT Advisory Agreements and the New MGI Advisory Agreements is the same as the investment advisory fee rate charged under the Prior Advi-sory Agreements. As noted above, the investment advisory fee payable under the New Sub-advisory Agreements would be paid by MGI, not the Portfolios, and may vary from time to time, subject to the approval of the applicable Portfolio's Board of Trustees, including a majority of its Independent Trustees.

    As under the Prior Advisory Agreements, Bankers Trust or MGI, as applica-ble, is paid a fee under the New Advisory Agreements for its services, calcu-lated daily and paid monthly, equal, on an annual basis, to the following:

                                            Advisory
      Portfolio                          Agreement Fee*
     --------------------------------------------------
      Cash Portfolio                         0.15%
      Intermediate Portfolio                 0.40%
      Tax Free Portfolio                     0.15%
      NY Portfolio                           0.15%
      Treasury Portfolio                     0.15%
      International Portfolio                0.65%
      Capital Portfolio                      0.65%
      Asset Portfolio                        0.65%
      Asset Portfolio II                     0.65%
      Asset Portfolio III                    0.65%
      Pacific Portfolio                      0.75%
      Latin American Portfolio               1.00%
      Small Cap Portfolio                    0.65%
      PreservationPlus Income Portfolio      0.70%

-----------
* Pursuant to the Expense Limitation Agreement between Bankers Trust and the Trust, the total fund operating expenses for each Fund (except for PreservationPlus Income Fund and Treasury Fund) are capped for the current fiscal year. The fee rates shown do not reflect the cap.

    Generally. If approved, the New Advisory Agreements, as applicable, will each remain in effect for an initial term of two years (unless sooner terminat-ed), and shall remain in effect from year to year thereafter if approved annu-ally (1) by the Portfolios' Boards or by the holders of a majority of the Port-folios' respective outstanding voting securities (i.e., in most cases, the Funds) and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. Like the Prior Advisory Agreements, the New Advi-sory Agreements will terminate upon assignment by any party and are terminable, without penalty, on 60 days' written notice by the Portfolios' Boards or by a "majority" vote of the shareholders of the Portfolios (as defined in the Act) or upon 60 days' written notice by the applicable Adviser.

    The services of the Advisers are not deemed to be exclusive and nothing in the New Advisory Agreements prevents them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Port-folios) or from engaging in other activities. In addition, the Advisers are ob-ligated to pay expenses associated with providing the services contemplated by the New Advisory Agreements. The Portfolios bear certain other expenses includ-ing the fees of the Portfolios' Boards. The Portfolios also pay any extraordi-nary expenses incurred.

    Under the New Advisory Agreements, each of the Advisers will exercise its best judgment in rendering its advisory services. The Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the matters to which the New Advisory Agree-ments relate, provided that nothing therein shall be deemed to protect or pur-port to protect the Advisers against any liability to the Portfolios or to its shareholders to which the Advisers could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on their part in the per-formance of their duties or by reason of the Advisers' reckless disregard of their obligations and duties under the New Advisory Agreements.

The Advisers

    Bankers Trust. Bankers Trust is the principal banking subsidiary of BT Corporation. Bankers Trust is a bank and, therefore, not required to register as an investment adviser under the Advisers Act. Bankers Trust provides a broad range of commercial banking and financial services, including originat-ing loans and other forms of credit, accepting deposits and arranging financings. Bankers Trust also engages in trading currencies, securities, de-rivatives and commodities. In addition to providing investment advisory serv-ices to the Portfolios, Bankers Trust serves as investment adviser to 31 other investment companies and as investment subadviser to 34 other investment com-panies. (See Annex II for a list of those investment companies that Bankers Trust advises that have investment objectives similar to those of the Portfo-lios, together with information regarding the fees charged to those compa-nies.) As of March 31, 1999, Bankers Trust had over $313 billion of assets un-der management, including approximately $16.2 million of assets in the Portfo-lios.

    The names, business addresses and principal occupations of the current chief executive officer and directors of Bankers Trust are set forth below.

Name and Address                       Principal Occupation
-------------------------------------------------------------------
Josef Ackermann              Chairman of the Board, Chief Executive
Deutsche Bank A.G.           Officer and President, Bankers Trust
Taunusanlage 12              Company; Member, Board of Managing
D-60262 Frankfurt am Main    Directors, Deutsche Bank A.G.
Federal Republic of Germany

Hans Angermueller            Shearman & Sterling, of counsel
Shearman & Sterling
599 Lexington Avenue
New York, New York 10022

George B. Beitzel            Director, Computer Task Group, Inc.;
29 King Street               Director, Phillips Petroleum Company;
Chappaqua, NY 10514-3432     Director, TIG Holdings, Inc.

Name and Address                       Principal Occupation
---------------------------------------------------------------------
William R. Howell            Chairman Emeritus, J.C. Penney Company,
J.C. Penney Company, Inc.    Inc.; Director, Exxon Corporation;
P.O. Box 10001               Director, Halliburton Company; Director,
Dallas, TX 75301-1109        National Organization on Disability;
                             Director, National Retail Federation;
                             Director and Chairman, Southern
                             Methodist University Board of Trustees;
                             Director, Warner-Lambert Company;
                             Director, The Williams Companies, Inc.

Hermann-Josef Lamberti       Member, Board of Managing Directors,
Deutsche Bank A.G.           Deutsche Bank A.G.
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany

John A. Ross                 Regional Chief Executive Officer,
Deutsche Bank A.G.           Deutsche Bank Americas Holding Corp.
31 West 52nd Street
New York, NY 10019

Ronaldo H. Schmitz           Member, Board of Managing Directors,
Deutsche Bank A.G.           Deutsche Bank A.G.
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany
---------------------------------------------------------------------

    In addition to serving as investment adviser to the Portfolios, Bankers Trust also serves as administrator, transfer agent and custodian of each Port-folio and Fund. These services will continue to be provided by Bankers Trust after approval of the New Advisory Agreements. (Annex III sets forth the fees paid to Bankers Trust by the Portfolios and the Funds for these services for each Fund's most recently completed fiscal year.)

    MGI. MGI is a corporation organized under the laws of the State of Dela-ware and is a registered investment adviser under the Advisers Act. It is lo-cated at 885 Third Avenue, 32nd Floor, New York, NY 10022. MGI provides a full range of investment advisory services to institutional clients. MGI serves as investment adviser to ten other investment companies and as investment subadviser to five other investment companies. MGI is a subsidiary of Morgan Grenfell Asset Management Ltd. ("MGAM"), located at 20 Finsbury Circus, Lon-don, England, a wholly owned subsidiary of Deutsche Morgan Grenfell Group PLC, located at 23 Great Winchester Street, London, England, an investment holding company, which is, in turn, a wholly owned subsidiary of Deutsche Bank. MGAM currently manages approximately $16.5 billion for a wide range of pension, corporate, insurance, local authority, government and private clients world-wide. (See Annex II for a list of those investment companies that MGI advises that have investment objectives similar to those of the Portfolios, together with information regarding the fees charged to those companies.)

    The names, business addresses and principal occupations of the current di-rectors and chief executive officer of MGI are set forth below. Except as oth-erwise indicated, the business address of the individuals named below is 885 Third Avenue, 32nd Floor, New York, NY 10022 and their positions at MGI con-stitute their principal occupation.

Name and Address                     Principal Occupation
-------------------------------------------------------------------
Richard Marin              President and Director, Morgan Grenfell
280 Park Avenue            Inc.; Managing Director, Bankers Trust
New York, NY 10017         Company

David Westover Baldt       Executive Vice President and Director,
                           Morgan Grenfell Inc.

Joan A. Binstock           Chief Operating Officer, Secretary,
                           Treasurer and Director, Morgan Grenfell
                           Inc.

Audrey Mary Theresa Jones  Executive Vice President, Portfolio
                           Manager and Director, Morgan Grenfell
                           Inc.

Robert H. Smith            Chairman and Director, Morgan Grenfell
                           Inc.; Chief Executive Officer, Morgan
                           Grenfell Asset Management; Chairman and
                           Chief Executive Officer, Morgan Grenfell
                           Development Capital

Steven Schneider           Managing Director, Bankers Trust Company
280 Park Avenue
New York, NY 10017
-------------------------------------------------------------------

    MGIS. MGIS is located at 20 Finsbury Circus, London, England and also is registered as an investment adviser with the Commission. MGIS provides a full range of international investment advisory services to institutional clients. MGIS serves as investment adviser to 13 other investment companies. MGIS is a subsidiary of MGAM. As of June 30, 1999, MGIS managed approximately $12.1 bil-lion in assets. (See Annex II for a list of those investment companies that MGIS advises that have investment objectives similar to those of the Portfo-lios, together with the information regarding the fees charged to those compa-nies.)

    The names, business addresses and principal occupations of the current di-rectors and chief executive officer of MGIS are set forth below. Except as otherwise indicated, the business address of the individuals named below is 20 Finsbury Circus, London, England and their positions at MGIS constitute their principal occupation.

Name and Address             Principal Occupation
----------------------------------------------------------
Neil P. Jenkins    Chief Executive and Director, Morgan
                   Grenfell Investment Services Ltd.; Vice
                   President, Morgan Grenfell Investment
                   Trust

Ian D. Kelson      Director, Morgan Grenfell Investment
                   Services Ltd. and Morgan Grenfell Asset
                   Management Ltd.

Alexander Tedder   Director and Fund Manager, Morgan
                   Grenfell Investment Services Ltd.

Richard C. Wilson  Director and Fund Manager, Morgan
                   Grenfell Investment Services Ltd.
----------------------------------------------------------

Section 15(f) of the Act

    Section 15(f) of the Act provides that when a change of control of an in-vestment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive an amount or benefit in connection therewith as long as two conditions are satisfied.

    First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Act, the term "unfair burden" includes any arrangement during the two (2) year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of other property to, or on behalf of the investment company (other than fees for bona fide brokerage and principal underwriting services). The Advisers have advised the Boards that there are no circumstances arising from the Merger that might result in an "unfair burden" (within the meaning of section 15(f) of the Act) being imposed on the Portfolios. After conducting its reviews of the Advisers and of Bankers Trust's performance, and after reviewing materials specifically provided by Bankers Trust as a result of the termination of the Prior Advisory Agreements and its request that the Board approve the New Advisory Agreements, the Boards were satisfied that they had received and appropriately considered the rele-vant factors and, after consultation with counsel, the Boards determined to approve the New Advisory Agreements.

    The second condition is that, during the three (3) year period immediately following the Merger, at least 75% of the members of the Portfolios' Boards must not be "interested persons" of the Advisers within the meaning of the Act. All current members of the Boards are not, and have continued not to be since the Merger, "interested persons" of the Advisers.

Additional Information

    On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal author-ities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activi-ties of Bankers Trust or its affiliates.

    As a result of the plea, absent an order from the Commission, Bankers Trust would not be able to continue to provide investment advisory services to the Portfolios or the Funds. The Commission has granted Bankers Trust a temporary order under Section 9(c) of the Act to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the Act, has filed an application for a permanent order. On May 7, 1999, the Commission extended the temporary order under Section 9(c) of the Act until the Commission takes final action on the application for a permanent order or, if earlier, November 8, 1999. However, there is no assurance that the Commission will grant a permanent order. If the Commission refuses to grant a permanent order, shareholders will receive supplemental proxy materials requesting approval to release any amounts held in escrow up to the time of the refusal and such other action as deemed appropriate by the Boards.

Recommendation of the Boards

    At a meeting of the Boards held on March 8, 1999 called for the purpose of, among other things, voting on approval of the New BT Advisory Agreements, the Boards, including the Independent Trustees, unanimously approved the New BT Ad-visory Agreements. In reaching this conclusion, the Boards obtained from BT Corporation, Deutsche Bank and Bankers Trust such information as they deemed reasonably necessary to approve Bankers Trust as investment adviser to the Portfolios. Additionally, the Boards considered a number of factors, including, among other things, the continuity of the management of the Portfolios after the Merger; the nature, scope and quality of services that Bankers Trust would likely provide to the Portfolios; the quality of the personnel of Bankers Trust; Bank-ers Trust's commitment to continue to provide these services in the future; the maintenance of the identical advisory fee rates; and the fact that the New BT Advisory Agreements contain substantially the same terms and conditions as the Prior Advisory Agreements.

    Based on the factors discussed above and others, the Boards determined that the New BT Advisory Agreements are fair and reasonable and in the best interest of the Portfolios and their respective shareholders.

    At meetings of the Boards held on July 15 and July 27, 1999 called for the purpose of, among other things, discussing and voting on approval of the New MGI Advisory Agreements and the New Sub-advisory Agreements, the Boards ob-tained from Deutsche Bank, MGI and MGIS such information as they deemed reason-ably necessary to approve MGI and MGIS as investment advisers to the Portfo-lios. Representatives of Deutsche Bank, MGI and MGIS made detailed presenta-tions at the July 15th and July 27th meetings with respect to, among other fac-tors, the organizational structure, assets under management, asset management services, financial conditions and business plans of MGI and MGIS. The Boards considered the same factors described above for the New BT Advisory Agreements with regard to the New MGI Advisory Agreements and the New Sub-advisory Agree-ments. The Boards also considered a number of other factors, including the ca-pacity of MGI and MGIS to perform their duties under the New Advisory Agree-ments; the high degree of continuity of investment management personnel ex-pected to be available to the Portfolios because most of the personnel of Bank-ers Trust who provided services under the Prior Management Agreements will be employed by MGI; the financial standings of Deutsche Bank, MGI and MGIS; the benefits to the Funds and Portfolios from technological advances being insti-tuted by Deutsche Bank on a world-wide basis; the experience and expertise of MGI and MGIS as investment advisers, as reflected in their amounts of assets under management; and the new organizational structure proposed to be created as a component of the Merger and the benefits that may accrue to the sharehold-ers as a result thereof. With respect to the last factor, the Boards considered that the proposed organizational structure may simplify the organizational structure of Deutsche Bank's U.S. mutual fund operations, enhance the effi-ciency of their administration and promote consistency of internal controls, compliance and regulatory oversight. Additionally, the eventual implementation of the New MGI Advisory Agreements will provide the Funds and the Portfolios with an investment adviser registered under the Advisers Act. With respect to MGIS, the Boards also particularly considered MGIS' experience in managing as-sets in the United Kingdom for U.S. registered funds and the familiarity of MGIS with U.S. compliance requirements.

    The Boards were apprised that the deferral in implementing the New MGI Ad-visory Agreements is needed to permit Deutsche Bank a sufficient amount of time (which will vary for different Portfolios) to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations. The Advisers also emphasized to the Boards that the New MGI Advisory Agreements and the New Sub-advisory Agreements would be implemented only upon the approval of the Independent Trustees based on information they then deemed adequate and necessary to consider these arrangements. At the July 27th meeting of the Boards, a majority of the Boards, including a majority of the Independent Trustees, approved the New MGI Advisory Agreements and the New Sub-advisory Agreements.

    Based on the factors discussed above and others, the Boards determined that the New MGI Advisory Agreements and the New Sub-Advisory Agreements are fair and reasonable and in the best interest of the Portfolios and their respective shareholders.

    In addition, at meetings held on March 24 and April 21, 1999 the Boards, including the Independent Trustees, also were apprised of the guilty pleas dis-cussed above and the exemptive relief sought by Bankers Trust.

    Therefore, after careful consideration, the Boards, including the Indepen-dent Trustees of each, recommend that the respective shareholders of the Funds vote "FOR" the approval of the New Advisory Agreements as set forth in these Proposals.

    If the New BT Advisory Agreements are approved by the shareholders, each agreement will continue in effect as described above. If any New BT Advisory Agreement is not approved by the shareholders, the advisory fees held in escrow with respect to that New BT Advisory Agreement will be paid over to the appli-cable Portfolio. In such event, the applicable Board(s) will consider what other action is appropriate based upon the interests of the shareholders. If any New MGI Advisory Agreements and/or New Sub-advisory Agreements are not ap-proved by the shareholders, the applicable New BT Advisory Agreement(s), if they have been approved by the shareholders, will continue in effect in accor-dance with their terms while the Boards consider whether and the extent to which other action is appropriate based upon the interests of the shareholders. If shareholders of a Fund do not approve the applicable New Advisory Agreements at the same time that shareholders of other investment companies approve the applicable New Advisory Agreements with respect to a common Portfolio in a man-ner sufficient to implement the New Advisory Agreements for that Portfolio, the applicable Fund will remain a participant in that Portfolio while the Boards consider what other action, if any, is appropriate based upon the interests of the shareholders of the applicable Fund.

                                  PROPOSAL II

                         ELECTION OF BOARDS OF TRUSTEES
                        OF THE TRUST AND THE PORTFOLIOS

    Trustees constituting the entire Board of Trustees of the Trust and of each Portfolio are to be elected at the Special Meeting to serve until their succes-sors have been duly elected and qualified or until their earlier resignation or removal. The Trustee Nominees were recently selected by the Independent Trust-ees of the Boards and nominated by the full Boards at a meeting held on July 27, 1999. The names and ages of the Trustee Nominees, their principal occupa-tions during the past five years and certain of their other affiliations are provided below. Of the Trustee Nominees, Charles P. Biggar is currently a Trustee of the Portfolios and S. Leland Dill and Philip Saunders, Jr. are cur-rently Trustees of both the Trust and the Portfolios. No Trustee or Trustee Nominee of the Trust or the Portfolios serves or will serve as an officer of the Trust or any Portfolio. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Spe-cial Meeting for the election of the Trustee Nominees named below as the entire Board of Trustees of the Trust and of each Portfolio. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person as the Boards may recommend.

    The following table sets forth the name, age, position with the Trust/Portfolios, and principal occupation of each Trustee Nominee; each Trustee Nominee is proposed to be elected as such for the Trust and for each Portfolio.

                                TRUSTEE NOMINEES

                       Position with    Principal Occupations During
Name and Age           Trust/Portfolios Last Five Years
-----------------------------------------------------------------------
Charles P. Biggar(1)+  Trustee of       Retired; formerly, Vice
Age: 68                Portfolios       President of International
                       since            Business Machines ("IBM") and
                       inception of     President of the National
                       each Portfolio   Services and Field Engineering
                                        Divisions of IBM.

S. Leland Dill+        Trustee of       Retired; Director, Coutts
Age: 69                Trust since      (U.S.A.) International;
                       1986 and         Trustee, Phoenix-Zweig Trust(4)
                       Trustee of       and Phoenix-Euclid Market
                       Portfolios       Neutral Fund(4); former Partner
                       since            of KPMG Peat Marwick; Director,
                       inception of     Vintners International Company
                       each Portfolio   Inc.; Director, Coutts Trust
                                        Holdings Ltd.; Director, Coutts
                                        Group; General Partner,
                                        Pemco(4).

                          Position with    Principal Occupations During
Name and Age              Trust/Portfolios Last Five Years
--------------------------------------------------------------------------
Martin J. Gruber(2)                        Nomura Professor of Finance,
Age: 62                                    Leonard N. Stern School of
                                           Business, New York University
                                           (since 1964); Trustee, TIAA(4);
                                           Trustee, SG Cowen Mutual
                                           Funds(4); Trustee, Japan Equity
                                           Fund(4); Trustee, Taiwan Equity
                                           Fund(4).

Richard Hale*                              Managing Director, Deutsche
Age: 54                                    Asset Management; Director,
                                           Flag Investors Fund(4);
                                           Managing Director, BT Alex.
                                           Brown Incorporated; Director
                                           and President, Investment
                                           Company Capital Corp.

Richard J. Herring(2)                      Jacob Safra Professor of
Age: 53                                    International Banking,
                                           Professor of Finance and Vice
                                           Dean, The Wharton School,
                                           University of Pennsylvania
                                           (since 1972).

Bruce E. Langton(2)                        Retired; Trustee, Allmerica
Age: 68                                    Financial Mutual Funds (1994 to
                                           present); Member, Pension &
                                           Thrift Plans and Investment
                                           Committee, Unilever U.S.
                                           Corporation (1989 to
                                           present)(3); Director, TWA
                                           Pilots Directed Account Plan
                                           and 401K Plan (1988 to
                                           present)(4).

Philip Saunders, Jr.(1)+  Trustee of       Principal, Philip Saunders
Age: 63                   Trust since      Associates (Economic and
                          1986 and         Financial Analysis); Former
                          Trustee of       Director, Financial Industry
                          Portfolios       Consulting, Wolf and Company;
                          since            President, John Hancock Home
                          inception of     Mortgage Corporation; Senior
                          each Portfolio   Vice President of Treasury and
                                           Financial Services, John
                                           Hancock Mutual Life Insurance
                                           Company, Inc.

Harry Van Benschoten(2)                    Retired; Director, Canada Life
Age: 71                                    Insurance Corporation of New
                                           York.

-----------
 * "Interested Person" within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.
 + Messrs. Dill and Saunders are members of the Audit Committee of the Trust and Messrs. Biggar, Dill and Saunders are members of the Audit Committee of the Portfolios.
(1) Holds one other trusteeship in the Bankers Trust Fund Complex, as defined herein.
(2) Holds two other trusteeships in the Bankers Trust Fund Complex, as defined herein.
(3) A publicly held company with securities registered pursuant to Section 12 of the Exchange Act.
(4) An investment company registered under the Act.

    Each Board has established an Audit Committee that meets with the Trust's/Portfolios' independent accountants to review the financial statements of the Trust/Portfolios, the adequacy of internal controls and the accounting procedures and policies of the Trust/Portfolios, and reports on these matters to the Board. The Independent Trustees of each Board, who constitute 100% of the membership of each current Board, select and nominate the new trustee nom-inees who are not "interested persons," as defined under the Act, of the Trust or Portfolios, as applicable. The Boards do not have compensation committees. During 1998, the Board of BT Investment Portfolios held six meetings, the other Boards held four meetings and the Audit Committees held two meetings. No Trustee attended less than 75% of the applicable meetings.

    If Richard Hale is elected, he will not be a member of the Audit Commit-tee.

    The following table sets forth the compensation received by the Trustee Nominees for their services to the Trust, Portfolios and Bankers Trust Fund Complex (as defined below) during the calendar year ended December 31, 1998. In addition to the fees listed below, the Trustees are also reimbursed for all reasonable expenses incurred during the execution of their duties for the Trust, Portfolios and Bankers Trust Fund Complex.*

                                      Aggregate                            Estimated
                        Aggregate    Compensation Pension or Retirement     Annual     Total Compensation
                       Compensation    from the    Benefits Accrued as   Benefits upon From the Complex*
Name of Trustee       from the Trust  Portfolios  Part of Trust Expenses  Retirement    Paid to Trustees
---------------------------------------------------------------------------------------------------------
Charles P. Biggar        $11,107       $25,143             N/A                N/A           $36,250
S. Leland Dill           $14,485        $3,882             N/A                N/A           $36,250
Martin J. Gruber             N/A           N/A             N/A                N/A           $36,250
Richard Hale                 N/A           N/A             N/A                N/A               N/A
Richard J. Herring           N/A           N/A             N/A                N/A           $35,000
Bruce E. Langton             N/A           N/A             N/A                N/A           $35,000
Philip Saunders, Jr.     $14,582        $3,910             N/A                N/A           $36,250
Harry Van Benschoten         N/A           N/A             N/A                N/A           $36,250

----------
* The "Bankers Trust Fund Complex" consists of the Trust and the Portfolios, as well as BT Institutional Funds, BT Pyramid Mutual Funds, BT Adviser Funds and BT Insurance Funds Trust.

    The following table sets forth the names, ages, position with the Trust and length of service in such position, and principal occupations during the past five years of the officers of the Trust.

                       Position with Trust and Principal
Name and Age                      Occupations
-------------------------------------------------------------
John A. Keffer    President and Chief Executive Officer since
Age: 57           1998; President, Forum Financial Group
                  L.L.C. and its affiliates; President, ICC
                  Distributors, Inc. *

Daniel O. Hirsch  Secretary since 1998; Director, Deutsche
Age: 45           Asset Management since 1999; Director, BT
                  Alex. Brown Incorporated and Investment
                  Company Capital Corporation, 1998-99;
                  Associate General Counsel, Office of
                  General Counsel, United States Securities and Exchange Commission, 1993-1998.

Charles A. Rizzo  Treasurer since 1999; Vice President and
Age: 41 Department Head, Deutsche Asset Management since 1998; Senior Manager,
                  PricewaterhouseCoopers LLP 1993-98.

-----------
* Underwriter/distributor for the Trust. Mr. Keffer owns 100% of the shares of ICC Distributors, Inc.

Recommendation of the Boards

    At a meeting of the Boards held on July 27, 1999, the Boards, based on a recommendation of the incumbent Independent Trustees of each, unanimously ap-proved the nomination of the Trustee Nominees. In reaching this conclusion, the Boards obtained from the Trustee Nominees such information as they deemed rea-sonably necessary to approve the Trustee Nominees and considered a number of factors, including, among other things: alignment of the members of the Boards of the Trust and the Portfolios; the nature, scope and quality of services that the Trustee Nominees would likely provide to the Trust and the Portfolios; and the desirability of maintaining adherence to Section 15(f) of the Act. Based on the factors discussed above and others, the Boards determined that the election of the Trustee Nominees is in the best interest of the Trust and the Portfolios and their respective shareholders.

    Therefore, after careful consideration, the Boards, including the Indepen-dent Trustees of each, recommend that the respective shareholders of the Trust and the Portfolios vote "FOR" the election of the Trustee Nominees as set forth in this Proposal.

    If the Trustee Nominees are elected by the applicable shareholders, each Trustee Nominee will serve until his successor is duly elected and qualified or until his earlier resignation or removal. If the Trustee Nominees are not elected, the applicable Board(s) will consider what action is appropriate based upon the interests of the Trust's or Portfolios' shareholders, as applicable.

                                  PROPOSAL III

   RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR ALL FUNDS AND PORTFOLIOS OTHER THAN THE PRESERVATIONPLUS INCOME
                   FUND AND PRESERVATIONPLUS INCOME PORTFOLIO

    The Boards of the Trust and the above Portfolios, including a majority of the Independent Trustees of each, have approved the selection of PricewaterhouseCoopers LLP to serve as independent accountants for the above Funds and the above Portfolios for the current fiscal year. PricewaterhouseCoopers LLP has served as independent accountants of each Fund and each Portfolio since the date of the applicable Fund and Portfolio's incep-tion and has advised the Trust and the Portfolios that they have no direct or indirect financial interest in any Fund or Portfolio. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Special Meet-ing and, thus, are not expected to make a statement; however, one or more rep-resentatives will be available by telephone to respond to appropriate questions posed by shareholders or management.

    Therefore, after careful consideration, the Boards, including the Indepen-dent Trustees of each, recommend that the respective shareholders of the Trust and the Portfolios vote "FOR" the ratification of the independent accountants as set forth in this Proposal.

                                  PROPOSAL IV

 RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS
     FOR PRESERVATIONPLUS INCOME FUND AND PRESERVATIONPLUS INCOME PORTFOLIO

    The Boards of the Trust and PreservationPlus Portfolio, including a major-ity of the Independent Trustees of each, have approved the selection of Ernst & Young LLP to serve as independent accountants for PreservationPlus Fund and PreservationPlus Portfolio for the current fiscal year. Ernst & Young LLP has served as independent accountants of PreservationPlus Fund and PreservationPlus Portfolio since their respective dates of inception and has advised the Trust and the PreservationPlus Portfolio that they have no direct or indirect finan-cial interest in PreservationPlus Fund or PreservationPlus Portfolio. Repre-sentatives of Ernst & Young LLP are not expected to be present at the Special Meeting and, thus, are not expected to make a statement; however, one or more representatives will be available by telephone to respond to appropriate ques-tions posed by shareholders or management.

    Therefore, after careful consideration, the Boards, including the Indepen-dent Trustees of each, recommend that the respective shareholders of the Trust and the Portfolios vote "FOR" the ratification of the independent accountants as set forth in this Proposal.

                                 VOTE REQUIRED

    In view of the master-feeder structure discussed earlier, approval of each of Proposals IA, IB and IC with respect to a particular Portfolio's New Advi-sory Agreements requires the affirmative vote of a "majority" of the outstand-ing shares of the Portfolio's various feeder funds as shareholders of the Port-folio. "Majority" (as defined in the Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the applicable Portfolio present at the special meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio (with respect to the applicable feeder funds) determined by reference to the shares outstanding of the various feeder funds. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals IA, IB and IC, which require the approval of a speci-fied percentage of the outstanding shares of a Portfolio.

    Approval of Proposal II with respect to the Trustee Nominees of the Trust requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Special Meeting for all Funds voting collectively. Approval of Proposal II with respect to the Trustee Nominees of the Portfolios requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of shareholders of all the Portfolios' various feeder funds voting collective-ly. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal II.

    Approval of Proposals III and IV with respect to the selection of the inde-pendent accountants of the applicable Funds requires the affirmative vote of a majority of the votes cast in person or by proxy at the Special Meeting for each Fund. Approval of Proposals III and IV with respect to the selection of the independent accountants of the applicable Portfolios requires the affirma-tive vote of a majority of the votes cast in person or by proxy at the special meetings of shareholders of each Portfolio's various feeder funds. Because ab-stentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposals III and IV.

  THE BOARDS, INCLUDING THE INDEPENDENT TRUSTEES OF EACH, RECOMMEND THAT THE
   SHAREHOLDERS VOTE  "FOR" APPROVAL OF PROPOSALS  IA, IB, IC, II,  III AND
    IV. ANY UNMARKED PROXIES WILL BE SO VOTED.

    The Board is not aware of any other matters that will come before the Spe-cial Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

    The Funds do not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent share-holders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

    Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

    Shareholders holding at least 10% of each Fund's outstanding voting securi-ties (as defined in the Act) may require the calling of a meeting of sharehold-ers for the purpose of voting on the removal of any Trustee of the Fund. Meet-ings of shareholders for any other purpose also shall be called by the applica-ble Board of Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding.

    IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT SHAREHOLDER COM-MUNICATIONS CORPORATION AT 1-800-732-6168.

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, UNLESS THEY ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET.

                                   By Order of the Board of Trustees,

                                   /s/ Daniel O. Hirsch

                                   Daniel O. Hirsch, Secretary

August 23, 1999

  THE BOARD OF TRUSTEES OF THE TRUST HOPES THAT SHAREHOLDERS WILL ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET).

                                                                        Annex I

(i) 5% Shareholders
CASH FUND:

                                            Shares
                                         Beneficially     Percent Ownership
Name and Address of Beneficial Owner        Owned       of Outstanding Shares
-----------------------------------------------------------------------------
Circuit City Credit Card Master Trust  231,000,002.9800        59.021
  94-2 Principal Funding Account
  9954 Mayland Drive
  Richmond, VA 23233-1454

Private Bank Sweep                      66,698,128.8900        17.042
  Investment Advisory--Linda Anderson
  1 BT Plaza, 17th Floor
  New York, NY 10015

Private Bank Sweep                      46,779,048.3300        11.952
  Custody--Linda Anderson
  1 BT Plaza, 17th Floor
  New York, NY 10015
-----------------------------------------------------------------------------

INTERMEDIATE FUND:

                                            Shares
                                         Beneficially     Percent Ownership
Name and Address of Beneficial Owner        Owned       of Outstanding Shares
-----------------------------------------------------------------------------
Bankers Trust Company                    278,551.5320          14.129
  FBO 2300414040
  PO Box 9005
  Church Street Station
  New York, NY 10008

Bankers Trust Company                    116,112.5690           5.889
  FBO 2562162424
  PO Box 9005
  Church Street Station
  New York, NY 10008
-----------------------------------------------------------------------------

TAX FREE FUND:

                                            Shares
                                         Beneficially     Percent Ownership
Name and Address of Beneficial Owner        Owned       of Outstanding Shares
-----------------------------------------------------------------------------
Private Bank Sweep                      65,595,452.2800        41.515
  Investment Advisory--Linda Anderson
  1 BT Plaza, 17th Floor
  New York, NY 10015

Private Bank Sweep Custody              59,438,538.6800        37.618
  Attn: Linda Anderson
  1 BT Plaza, 17th Floor
  New York, NY 10015

Name and Address of Beneficial  Shares Beneficially   Percent Ownership
Owner                                  Owned        of Outstanding Shares
-------------------------------------------------------------------------
INFID & Co                        15,689,611.3900           9.930
  c/o Bankers Trust Company
  PO Box 9005
  Church Street Station
  New York, NY 10008
-------------------------------------------------------------------------

NY FUND:

Name and Address of Beneficial  Shares Beneficially   Percent Ownership
Owner                                  Owned        of Outstanding Shares
-------------------------------------------------------------------------
Private Bank Sweep Custody        29,109,072.3600          31.777
  Attn: Linda Anderson
  1 BT Plaza, 17th Floor
  New York, NY 10015

Private Bank Sweep                24,945,329.5800          27.232
  Investment Advisory--Linda
  Anderson
  1 BT Plaza, 17th Floor
  New York, NY 10015

Core Mark International Inc.       8,459,716.8900           9.235
  Escrow Agreement for Jupiter
  Partners
  c/o Jupiter Partners LP
  30 Rockefeller Plaza, STE
  4525
  New York, NY 10112-4599

Frank N. Newman                    7,408,188.1700           8.087
  c/o Bankers Trust Company
  130 Liberty Street, 34th
  Floor
  New York, NY 10006-1105
-------------------------------------------------------------------------

TREASURY FUND:

Name and Address of Beneficial  Shares Beneficially   Percent Ownership
Owner                                  Owned        of Outstanding Shares
-------------------------------------------------------------------------
Private Bank Sweep                68,959,031.6400          15.534
  Investment Advisory--Linda
  Anderson
  1 BT Plaza, 17th Floor
  New York, NY 10015

Vendee 1992-1/Master Reserve      39,493,941.4900           8.896
  c/o Bankers Trust Company
  3 Park Plaza, 16th Floor
  Irving, CA 92614-8505

Private Bank Sweep                31,849,344.5400           7.174
  Investment Advisory--Linda
  Anderson
  1 BT Plaza, 17th Floor
  New York, NY 10015

--------------------------------------------------------------------------------

INTERNATIONAL FUND:

Name and Address of                Shares Beneficially   Percent Ownership
Beneficial Owner                          Owned        of Outstanding Shares
----------------------------------------------------------------------------
Charles Schwab & Co                  26,418,757.1410           34.694
  Omnibus Account Reinvest
  101 Montegomery Street
  San Francisco, CA 94104

National Financial Services Corp.    10,123,017.1080           13.294
  for exclusive benefit our
  customers
  Attn: Mutual Funds
  Church Street Station
  PO Box 3908
  New York, NY 10008-3908
----------------------------------------------------------------------------

CAPITAL FUND:

Name and Address of                Shares Beneficially   Percent Ownership
Beneficial Owner                          Owned        of Outstanding Shares
----------------------------------------------------------------------------
N/A                                        N/A                  N/A
----------------------------------------------------------------------------

LONG RANGE FUND:

Name and Address of                 Shares Beneficially   Percent Ownership
Beneficial Owner                           Owned        of Outstanding Shares
-----------------------------------------------------------------------------
Partnershare Plan of Bankers Trust    3,402,970.1100           29.026
  Co
  Attn: Justin Lake
  100 Plaza One
  Jersey City, NJ 07311-3901

Bankers Trust Co. as Trustee for      2,336,327.6890           19.928
  Westinghouse
  Savannah River Inc.
  Savings and Investment Plan
  34 Exchange Pl.--Mail Stop 3064
  Jersey City, NJ 07302-3885

Bankers Trust Co as Trustee for         919,642.5630            7.844
  Hanson Industries Plan 401(k)
  Attn: Marisa Depp, Mail Stop
  3055
  34 Exchange Pl., 5th Floor
  Jersey City, NJ 07302-3885

Bankers Trust Co as Trustee for         823,322.9480            7.023
  Millenium Chemicals 401(k)
  Attn: Linda Castello
  200 International Circle, Ste
  2000
  Hunt Valley, MD 21030-1336

Name and Address of Beneficial      Shares Beneficially   Percent Ownership
Owner                                      Owned        of Outstanding Shares
-----------------------------------------------------------------------------
Bankers Trust Company                   814,332.9390            6.946
  Custody 401(k) Westinghouse
  Personal Investment
  Bankers Trust Co. Mail Stop 3064
  Attn: John Sawicki
  34 Exchange Place, 6th Floor
  Jersey City, NJ 07302-3885

Bankers Trust Co. as Trustee for        698,035.4540            5.954
  Grove US
  LLC Retirement Savings and
  Investment Place
  565 Buchanan Trail East
  Shady Grove, PA 17256

State Street Bank and Trust             653,561.4590
  Custody of Northrop Grumman ESSD
  Savings
  Attn: Annette Johnson
  34 Exchange Place, # 6-3064
  Jersey City, NJ 07302-3885
-----------------------------------------------------------------------------

MID RANGE FUND:

Name and Address of Beneficial      Shares Beneficially   Percent Ownership
Owner                                      Owned        of Outstanding Shares
-----------------------------------------------------------------------------
Charles Schwab & Co                   1,666,604.9120           21.674
  Omnibus Account Reinvest
  Attn: Mutual Fund Acct. Mgmt.
  Team
  101 Montegomery Street
  San Francisco, CA 94104

Bankers Trust Company                   985,563.4470           12.817
  Custody 401(k) Westinghouse
  Personal
  Investment
  Bankers Trust Co. Mail Stop 3064
  Attn: John Sawicki
  34 Exchange Place, 6th Floor
  Jersey City, NJ 07302-3885

Bankers Trust Co. as Trustee for        867,083.3450           11.276
  Westinghouse
  Savannah River Inc.
  Savings and Investment Plan
  34 Exchange Pl.--Mail Stop 3064
  Jersey City, NJ 07302-3885

Partnershare Plan of Bankers Trust      767,109.0270            9.976
  Co
  Attn: Justin Lake
  100 Plaza One
  Jersey City, NJ 07311-3901

Name and Address of Beneficial       Shares Beneficially   Percent Ownership
Owner                                       Owned        of Outstanding Shares
------------------------------------------------------------------------------
National Financial Services Corp.       691,362.8420             8.991
  for exclusive benefit our
  customers
  Attn: Mutual Funds
  Church Street Station
  PO Box 3908
  New York, NY 10008-3908

Bankers Trust Co. as Trustee for        581,492.1820             7.562
  Millenium Chemicals 401(k) Attn:
  Linda Castello 200 International
  Circle, Ste 2000 Hunt Valley, MD
  21030-1336

Bankers Trust Co. as Trustee for        426,911.9070             5.552
  Hanson Industries Plan 401(k)
  Attn: Marisa Depp, Mail Stop 3055
  34 Exchange Pl., 5th Floor Jersey
  City, NJ 07302-3885

State Street Bank and Trust Custody     422,248.7450             5.491
  of Northrop Grumman ESSD Savings
  Attn: Annette Johnson 34 Exchange
  Place, # 6-3064 Jersey City, NJ
  07302-3885

------------------------------------------------------------------------------
SHORT RANGE FUND:

Name and Address of Beneficial       Shares Beneficially   Percent Ownership
Owner                                       Owned        of Outstanding Shares
------------------------------------------------------------------------------
Bankers Trust Company                   908,318.6260            19.963
  Custody 401(k)
  Westinghouse Personal Investment
  Bankers Trust Co. Mail Stop 3064
  Attn: John Sawicki
  34 Exchange Place, 6th Floor
  Jersey City, NJ 07302-3885

Bankers Trust Co. as Trustee for        836,702.5660            18.389
  Grove US LLC Retirement Savings
  and Investment Place
  565 Buchanan Trail East
  Shady Grove, PA 17256

Partnershare Plan of Bankers Trust      495,631.5430            10.893
  Co.
  Attn: Justin Lake
  100 Plaza One
  Jersey City, NJ 07311-3901

Bankers Trust Co. as Trustee for        452,202.7400             9.939
  Westinghouse Savannah River Inc.
  Savings and Investment Plan
  34 Exchange Pl.--Mail Stop 3064
  Jersey City, NJ 07302-3885

Name and Address of Beneficial      Shares Beneficially   Percent Ownership
Owner                                      Owned        of Outstanding Shares
-----------------------------------------------------------------------------
State Street Bank and Trust            298,753.8640             6.566
  Custody of Northrop Grumman ESSD
  Savings Attn: Annette Johnson
  34 Exchange Place, #6-3064
  Jersey City, NJ 07302-3885

Charles Schwab & Co.                   260,134.1790             5.717
  Omnibus Account Reinvest
  Attn: Mutual Fund Acct. Mgmt.
  Team
  101 Montegomery Street
  San Francisco, CA 94104
-----------------------------------------------------------------------------

PACIFIC FUND:

Name and Address of Beneficial      Shares Beneficially   Percent Ownership
Owner                                      Owned        of Outstanding Shares
-----------------------------------------------------------------------------
Richard P. Small                       303,028.2190            15.315
  PO Box 52566
  Tulsa, OK 74152-0566

Charles Schwab & Co.                   241,514.9290            12.206
  Omnibus Account Reinvest
  Attn: Mutual Fund Acct. Mgmt.
  Team 333-8 101 Montegomery
  Street
  San Francisco, Ca 94104

FTC & Co.                              237,534.1950            12.005
  Attn: Datalynx-House Account
  PO Box 173736
  Denver, CO 80217-3736
-----------------------------------------------------------------------------

LATIN AMERICAN FUND:

Name and Address of Beneficial      Shares Beneficially   Percent Ownership
Owner                                      Owned        of Outstanding Shares
-----------------------------------------------------------------------------
Charles Schwab & Co.                   231,519.2060            39.230
  Omnibus Account Reinvest
  Attn: Mutual Fund Acct. Mgmt.
  Team
  101 Montegomery Street
  San Francisco, CA 94104

BT Alex Brown Incorporation             79,302.1410            13.437
  FBO 235-28930-16
  PO Box 1346
  Baltimore, MD

Nat'l Financial Services Corp.          34,735.5420             5.886
  for Excl Benefit Our Customers
  Attn: Mutual Funds
  Church Street Station
  PO Box 3908
  New York, NY 10008-3908
-----------------------------------------------------------------------------

SMALL CAP FUND:

Name and Address of Beneficial      Shares Beneficially   Percent Ownership
Owner                                      Owned        of Outstanding Shares
-----------------------------------------------------------------------------
Bankers Trust Co. as Trustee for      3,026,243.3730           30.604
  Westinghouse Savannah River Inc.
  Savings and Investment Plan
  34 Exchange Pl.--Mail Stop 3064
  Jersey City, NJ 07302-3885
-----------------------------------------------------------------------------

PRESERVATIONPLUS INCOME FUND:

Name and Address of Beneficial      Shares Beneficially   Percent Ownership
Owner                                      Owned        of Outstanding Shares
-----------------------------------------------------------------------------
INV Fiduciary Trust Co                  2,044.0570             42.963
  IRA A/C Katarina Bagar
  301 West 45th Street, Apt. 17K
  New York, NY 10036-3837

INV Fiduciary Trust Co                  1,202.5190             25.275
  IRA R/O Janice A. Mohs
  104 Westminister Blvd.
  Goose Creek, SC 29445-4872

INV Fiduciary Trust Co                   546.4680              11.486
  IRA A/C Harry W. Weisberg
  405 Bayberry Ct.
  Englishtown, NJ 07726-4740

INV Fiduciary Trust Co                   546.4680              11.486
  IRA A/C Marilyn Weisberg
  405 Bayberry Ct.
  Englishtown, NJ 07726-4740

(ii)Trustees and Trustee Nominees                                     *

    Charles P. Biggar                                                 *
    S. Leland Dill                                                    *
    Martin J. Gruber                                                  *
    Richard Hale                                                      *
    Richard J. Herring                                                *
    Bruce E. Langton                                                  *
    Philip Saunders, Jr.                                              *
    Harry Van Benschoten                                              *

(iii)Executive Officers                                               *

    John A. Keffer                                                    *
    Daniel O. Hirsch                                                  *
    Charles Rizzo                                                     *

(iv)Trustees and Executive Officers as a Group                        *

*The Trustees, the Trustee Nominees, the executive officers of the Trust and the Trustees and executive officers as a group own less than 1% of the Fund's outstanding shares.

                                                                        Annex II

                              BT INVESTMENT FUNDS

                                                                    Advisory
                                                                    Fee as a
                                           Net Assets (As of Most Percentage of
                                             Recently Completed   Average Daily
                                                Fiscal Year)       Net Assets
--------------------------------------------------------------------------------
Cash Management Portfolio:
 Includes the following feeder funds:                                      0.15%
  BT Investment Cash Management Fund           $232,585,828.00
  BT Investment Money Market Fund              $436,604,000.00
  BT Institutional Cash Management Fund      $2,347,142,000.00
  Institutional Cash Reserves                $2,367,776,951.00
  Money Market ProFund                         $204,909,098.00
Treasury Money Portfolio:
 Includes the following feeder funds:                                      0.15%
  BT Investment Treasury Money Fund            $308,910,930.00
  BT Institutional Treasury Money Fund       $1,728,834,000.00
Intermediate Tax Free Portfolio:
 Includes the following feeder fund:                                       0.40%
  BT Investment Intermediate Tax Free
    Fund                                        $24,071,986.00
Morgan Grenfell Municipal Bond Fund            $668,241,541.00             0.40%
Morgan Grenfell Short-Term Municipal Bond
  Fund                                          $92,441,544.00             0.40%
Pace Municipal Fixed Income Investment
  Fund                                          $56,768,000.00             0.20%
NY Tax Free Money Portfolio:
 Includes the following feeder fund:                                       0.15%
  BT Investment NY Tax Free Money Fund          $77,839,230.00
Tax Free Money Portfolio:
 Includes the following feeder fund:                                       0.15%
  BT Investment Tax Free Money Fund            $201,094,223.00
International Equity Portfolio:
 Includes the following feeder funds:                                      0.65%
  BT Investment International Equity Fund    $1,251,580,000.00
  BT Institutional International Equity
    Fund                                       $564,912,810.00
Security Equity Fund--International
  Series (Security Benefit)                      $5,116,633.76    NOTE H
Style Select Series, Inc.--International
  Equity Portfolio (Sun America)                $38,380,000.00    At an annual
                                                                  rate of 0.60%
Latin America Equity Portfolio:
 Includes the following feeder fund:                                       1.00%
  BT Investment Latin America Equity Fund        $6,256,338.00
Pacific Basin Equity Portfolio
 Includes the following feeder fund:                                       0.75%
  BT Investment Pacific Basin Equity Fund        $4,268,200.00

                                                                    Advisory
                                                                    Fee as a
                                           Net Assets (As of Most Percentage of
                                             Recently Completed   Average Daily
                                                Fiscal Year)       Net Assets
-------------------------------------------------------------------------------
Season Series Trust--International Equity
  Portfolio (Sun America)                       $5,069,965.31     .15%--first
                                                                  $500 million
                                                                  0.05% over
                                                                  $500 million
Global Emerging Markets Equity Portfolio
 Includes the following feeder fund:                                      1.10%
  BT Investment Global Emerging Markets
    Equity Fund                                 $1,967,543.00
Morgan Grenfell European Equity Growth
  Fund                                         $48,978,626.00             0.70%
Morgan Grenfell International Small Cap
  Equity Fund                                  $25,597,321.00             1.00%
Morgan Grenfell European Small Cap Equity
  Fund                                          $2,707,986.00             1.00%
Morgan Grenfell Emerging Markets Equity
  Fund                                        $150,296,502.00             1.00%
Capital Appreciation Portfolio:
 Includes the following feeder fund:                                      0.65%
  BT Investment Capital Appreciation Fund      $25,496,736.00
Small Cap Portfolio:
 Includes the following feeder fund:                                      0.65%
  BT Investment Small Cap Fund                $172,310,059.00
BT Investment Equity Appreciation Fund        $122,077,106.00             0.65%
American General Series Portfolio Company
  3--Small Cap Value Funds (VALIC)(a)           $3,273,066.27     NOTE A
Season Series Trust--Large Cap Growth
  Portfolio (Sun America)(a)                    $5,142,375.93     0.10%--first
                                                                  $500 million
                                                                  0.03%--over
                                                                  $500 million
Season Series Trust--Large-Cap Composite
  Portfolio (Sun America)(a)                    $5,308,328.33     0.05%--first
                                                                  $500 million
                                                                  0.03%--over
                                                                  $500 million
Season Series Trust--Large-Cap Value
  Portfolio (Sun America)(a)                    $5,470,359.19     0.10%--first
                                                                  $500 million
                                                                  0.03%--over
                                                                  $500 million

-----------
(a) Bankers Trust acts as subadviser of the portion of the portfolio of this fund which invests according to an investment strategy that seeks to repli-cate a securities index.

                                                                     Advisory
                                                                     Fee as a
                                            Net Assets (As of Most Percentage of
                                              Recently Completed   Average Daily
                                                 Fiscal Year)       Net Assets
--------------------------------------------------------------------------------
Season Series Trust--Mid-Cap Growth
  Portfolio (Sun America)(a)                      $5,380,426.86    0.10%--first
                                                                   $500 million
                                                                   0.03%--over
                                                                   $500 million
Season Series Trust--Mid-Cap Value
  Portfolio                                       $5,504,588.18    0.10%--first
  (Sun America)(a)                                                 $500 million
                                                                   0.03%--over
                                                                   $500 million
Season Series Trust--Small-Cap Portfolio
  (Sun America)(a)                                $5,350,213.30    0.07%--first
                                                                   $500 million
                                                                   0.03%--over
                                                                   $500 million
Morgan Grenfell Smaller Companies Fund            $6,513,010.00            1.00%
Morgan Grenfell Micro Cap Fund                   $17,485,411.00            1.50%
Morgan Grenfell Small Cap Fund, Inc.            $116,599,100.00            1.00%
Morgan Grenfell International Select
  Equity Fund                                    $57,890,123.00            0.70%
Asset Management Portfolio
 Includes the following feeder fund:                                       0.65%
  BT Investment Lifecycle Long Range Fund       $133,549,990.00
  BT Institutional Asset Management Fund        $570,120,359.00
Asset Management Portfolio II
 Includes the following feeder fund:                                       0.65%
  BT Investment Lifecycle Mid Range Fund         $77,555,590.00
Asset Management Portfolio III
 Includes the following feeder fund:                                       0.65%
  BT Investment Lifecycle Short Range Fund       $44,531,798.00
Morgan Grenfell Fixed Income Fund             $1,245,563,331.00            0.40%
Morgan Grenfell Short-Term Fixed Income
  Fund                                           $23,894,825.00            0.40%
Morgan Grenfell Fixed Income Portfolio          $111,854,000.00           0.275%
Morgan Grenfell Limited Duration Municipal
  Bond Portfolio                                 $48,037,000.00            0.20%
Morgan Granfell Intermediate Term
  Municipal Bond Portfolio                      $116,854,000.00           0.275%
EAFE(R) Equity Index Portfolio
 Includes the following feeder funds:                                      0.15%
 BT EAFE(R) Equity Index Fund                    $40,456,887.00
BT Insurance EAFE(R) Equity Index Fund           $35,956,000.00            0.45%
EQ Advisors Trust--International Equity
  Index Portfolio (Equitable)                    $62,195,249.46            0.15%

                                                                    Advisory
                                                                    Fee as a
                                           Net Assets (As of Most Percentage of
                                             Recently Completed   Average Daily
                                                Fiscal Year)       Net Assets
-------------------------------------------------------------------------------
Small Cap Index Portfolio
 Includes the following feeder funds:                                     0.25%
  BT Small Cap Index Fund                      $115,475,476.00
  BT Insurance Small Cap Index Fund             $36,743,759.00            0.35%
American General Series Portfolio--Small
  Cap Index Fund (VALIC)                       $223,185,980.64    NOTE B
American General Series Portfolio Company
  2--Small Cap Index Fund (VALIC)                $6,109,550.02    NOTE C
American General Series Portfolio Company
  2--Small Cap Value Fund (VALIC)                $2,904,138.62    NOTE C
EQ Advisors Trust--Small Company Index
  Portoflio (Equitable)                         $41,807,938.79            0.05%
U.S. Bond Index Portfolio:
 Includes the following feeder fund:                                      0.15%
  BT U.S. Bond Index Fund                       $39,790,125.00
Season Series Trust--Diversified Fixed           $5,245,870.74    0.12%--first
  Income Portfolio (Sun America)                                  $500 million
                                                                  0.08%--over
                                                                  $500 million
Equity 500 Index Portfolio:
 Includes the following feeder funds:                                     0.08%
  BT Institutional Equity 500 Index Fund     $2,288,969,859.00
  Scudder S&P 500 Index Fund                   $244,805,518.35
  American Aadvantage S&P 500 Index Fund       $322,610,586.01
  USAA S&P 500 Index Fund                    $2,713,859,248.97
  American Advantage S&P 500 Index
  Mileage Fund                                   $3,632,960.16
  BT Investment Equity 500 Index Fund          $929,474,411.08
Quantitative Equity Fund                                N/A(1)            0.50%
American Skandia Trust--AST Bankers Trust
  Enhanced 500 Portfolio                       $452,128,871.00    NOTE D
Security Equity Fund--Enhanced Index
  Series (Security Benefit)                     $15,785,667.21    NOTE G
BT Insurance Equity 500 Index Fund              $49,691,350.00            0.20%

-----------
(1) The fund commenced operations on March 31, 1999. Accordingly, the fund does not have a full fiscal year of operations to report.

                                                                 Advisory
                                                                 Fee as a
                                     Net Assets (As of Most   Percentage of
                                       Recently Completed     Average Daily
                                          Fiscal Year)          Net Assets
-------------------------------------------------------------------------------
American General Series Portfolio--
  MidCap Index Fund (VALIC)               $814,774,297.65   NOTE B
American General Series Portfolio--
  Stock Index Fund (VALIC)              $4,624,973,419.19   NOTE B
American General Series Portfolio
  Company 2--Stock Index Fund
  (VALIC)                                  $12,489,608.16   NOTE C
American General Series Portfolio
  Company 2--MidCap Index Fund              $6,585,995.57   NOTE C
EQ Advisors Trust--BT Equity 500
  Index Portoflio (Equitable)             $392,561,486.32                 0.05%
Variable Insurance Products Fund
  II--Index 500 Portfolio               $4,624,170,180.40   At an annual
  (Fidelity)                                                rate of 0.006%
                                                            (0.6 basis points)
Fidelity Concord Street Trust--
  Spartan U.S. Equity Index Fund       $17,202,394,585.66   At an annual
                                                            rate of 0.006%
                                                            (0.6 basis points)
Pacific Select Fund--Equity Index
  Portoflio (Pacific Mutual)            $1,808,280,989.82   NOTE E
AARP U.S. Stock Index Fund
  (Scudder)                               $464,922,428.55   NOTE F
Liquid Assets Portfolio:
 Includes the following feeder
  fund:                                                                   0.15%
  BT Institutional Liquid Assets
  Fund                                  $3,374,159,676.00
  BT Institutional Daily Assets
  Fund                                  $5,729,267,273.00                 0.10%
  BT Institutional Treasury Assets
  Fund                                    $488,225,501.00                 0.10%
  BT PreservationPlus Income
  Portfolio:
 Includes the following feeder
  funds:                                                                  0.70%
  BT PreservationPlus Income Fund             $100,713.00
Security Income Fund: Capital
  Preservation Series                         $100,713.00
SBL Fund--Series H (Security
  Benefit)                                 $10,978,410.48   NOTE G
BT PreservationPlus Portfolio:
 Includes the following feeder
  fund:
  BT PreservationPlus Fund                   $232,737,181                 0.20%
Morgan Grenfell High Yield Bond
  Fund                                    $326,853,026.00                 0.50%
Pennsylvania Municipal Portfolio          $116,854,000.00                 0.20%
Morgan Grenfell Global Fixed Income
  Fund                                     $52,816,905.00                 0.50%
Morgan Grenfell International Fixed
  Income Fund                              $17,478,132.00                 0.50%
Morgan Grenfell Emerging Markets
  Debt Fund                               $304,435,589.00                 1.00%
Morgan Grenfell Core Global Fixed
  Income Fund                              $32,730,982.00                 0.50%

    NOTE A) A monthly fee computed at the annual rate of 0.03% of the average daily net asset value of the portion of the Small Cap Value Fund portfolio that BT manages.

    NOTE B) A monthly fee computed at the annual rate of 0.03% on the first $300 million and 0.02% on assets over $300 million for the MidCap Index Fund, 0.02% on the first $2 billion and 0.01% on assets over $2 billion for the Stock Index Fund and 0.03% on the first $150 million and 0.02% on assets over $150 million for the Small Cap Index Fund. Notwithstanding the above provision, VALIC is required to pay a minimum annual sub-advisory fee of $50,000 to BTC for the Small Cap Index Fund. There are no minimum sub-advisory fees for the Stock Index Fund, MidCap Index Fund. The Investment Sub-Advisory Agreements re-quire that each Sub-Adviser promptly reduce its monthly fee by the amount of any commission, tender and exchange offer solicitation fees, other fees or sim-ilar payments received by the Sub-Adviser, or any affiliated person of the Sub-Adviser, in connection with Sub-Advised Fund portfolio transactions.

    NOTE C) A monthly fee computed at the annual rate of 0.03% of the average daily net asset values of the portion of the Small Cap Value Fund portfolio that BT manages. With respect to the Stock Index Fund, VALIC shall pay to Bank-ers Trust, a monthly fee computed at the annual rate of 0.02% of the first $2 billion and 0.01% of average daily net asset values on the excess over $2 bil-lion. VALIC shall pay Bankers Trust, a monthly fee computed at the annual rate of 0.03% of the first $300 million and 0.02% of average daily net asset values on the excess over $300 million of the Mid Cap Index Fund, and 0.03% of the first $150 million and 0.02% of average daily net asset values on the excess over $150 million of the Small Cap Index Fund.

    NOTE D) An annual rate of .17% of the portion of the average daily net as-sets of the Portfolio not in excess of $300 million; plus .13% of the portion of the net assets over $300 million.

    NOTE E) A fee is paid at the beginning of each calendar quarter, based on an annual percentage of the combined daily net assets of the Equity Index and Small-Cap Index Portfolios, according to the following schedule, subject to a minimum annual fee of $100,000: 0.08% on first $100 million; 0.04% on next $100 million; 0.02% on excess.

    NOTE F) The fee paid to the Sub-Adviser is calculated on a quarterly basis and depends on the level of total assets in the AARP U.S. Stock Index Fund. The fee rate decreases as the level of total assets for the Fund increases. The fee rate for each level of assets is: 0.07% of the first $100 million of average daily net assets, 0.03% of such assets in excess of $100 million, and 0.01% of such assets in excess of $200 million with a minimum annual fee of $75,000.

    NOTE G) An annual rate of .20% of the combined average daily net assets of the Enhanced Index Funds of $100 million or less; and an annual rate of .15% of the combined average daily net assets of the Enhanced Index Funds of more than $100 million but less than $300 million; and an annual rate of .13% of the com-bined average daily net assets of the Enhanced Index Funds of more than $300 million.

    Subject to the following minimum fees: (I) in the first year from the date the Enhanced Index Series of Security Equity Fund is seeded (the "Seeding Date"), no minimum fee; (ii) in the second year from the Seeding Date, $100,000 minimum and (iii) in the third year from the Seeding Date and each year there-after, $200,000 minimum. If at the end of the second year from the Seeding Date the total amount of the fees paid by the Advisor to the Sub-Advisor for serv-ices to the Enhanced Index Funds is collectively less than $100,000, then the Advisor will pay any such difference in a lump-sum to the Sub-Advisor. If at the end of the third year from the Seeding Date, and each year thereafter that this Agreement is in effect, the total amount of the fees paid by the Advisor to the Sub-Advisor for services to the Enhanced Index Funds is collectively less than $200,000, then the Advisor will pay any such difference in a lump-sum to the Sub-Advisor.

    NOTE H) An annual rate of .60% of the combined average daily net assets of the International Funds of $200 million or less; and an annual rate of .55% of the combined average daily net assets of the International Fund of more than $200 million.

                                                                       Annex III

Fund                    Fee     Portfolio                    Fee
--------------------------------------------------------------------
Cash Fund              $884,771 Cash Portfolio            $2,673,031
--------------------------------------------------------------------
Intermediate Fund       $86,961 Intermediate Portfolio       $10,895
--------------------------------------------------------------------
Tax Free Fund          $915,978 Tax Free Portfolio           $83,512
--------------------------------------------------------------------
NY Fund                $470,872 NY Portfolio                 $42,892
--------------------------------------------------------------------
Treasury Fund        $2,129,609 Treasury Portfolio        $1,222,027
--------------------------------------------------------------------
International Fund   $7,950,217 International Portfolio   $1,959,963
--------------------------------------------------------------------
Capital Fund           $252,297 Capital Portfolio            $38,915
--------------------------------------------------------------------
Long Range Fund        $909,047 Asset Portfolio             $676,739
--------------------------------------------------------------------
Mid Range Fund         $567,803 Asset Portfolio II           $87,448
--------------------------------------------------------------------
Short Range Fund       $370,272 Asset Portfolio III          $57,015
--------------------------------------------------------------------
Pacific Fund            $95,257 Pacific Portfolio            $31,800
--------------------------------------------------------------------
Latin American Fund    $243,579 Latin American Portfolio     $51,345
--------------------------------------------------------------------
Small Cap Fund       $1,518,290 Small Cap Portfolio         $233,967
--------------------------------------------------------------------
PreservationPlus                  PreservationPlus Income
  Income Fund            *        Portfolio                   *
--------------------------------------------------------------------

*  Not in existence for the prior fiscal year.

                                                                      EXHIBIT A

           [FORM OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT]

    AGREEMENT made as of [   ] by and between [Trust Name], a (state of organ-
ization) (herein called the "Trust") and [   ] (herein called the "Investment
Adviser") [and [   ] (herein called the "Investment Subadviser")].

    WHEREAS, the Trust is registered as an open-end management investment com-pany under the Investment Company Act of 1940;

    WHEREAS, the Trust desires to retain the Investment Adviser to render in-vestment advisory and other services to the Trust with respect to certain of its series of shares of beneficial interests as may currently exist or be cre-ated in the future (each, a "Fund") as listed on Exhibit A hereto, and the In-vestment Adviser is willing to so render such services on the terms hereinaf-ter set forth;

    [WHEREAS, the Investment Adviser desires to retain the Investment Subadviser to perform certain of the Investment Adviser's duties under this Agreement, and the Investment Subadviser is willing to so render such services on the terms hereinafter set forth;](/1/)

    NOW, THEREFORE, this Agreement

                                  WITNESSETH:

    In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. Appointment. The [Trust] [Investment Adviser] hereby appoints the [In-vestment Adviser] [Investment Subadviser] to act as [investment adviser] [in-vestment subadviser] to each Fund for the period and on the terms set forth in this Agreement. The [Investment Adviser] [Investment Subadviser] accepts such appointment and agrees to render the services herein set forth for the compen-sation herein provided.

    2. Management. Subject to the supervision of the [Board of Trustees of the Trust] [Investment Adviser], the [Investment Adviser] [Investment Subadviser] will provide a continuous investment program for the Fund, including invest-ment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The [Investment Adviser] [Investment Subadviser] will determine from time to time what securities and other invest-ments will be purchased, retained or sold by each Fund. The [Investment Advis-er] [Investment Subadviser] will provide the services rendered by it hereun-
-----------
(/1/)Contained in the form of Investment Sub-advisory Agreement only.

der in accordance with the investment objective(s) and policies of each Fund as stated in the Fund's then-current prospectus and statement of additional infor-mation (or the Fund's then current registration statement on Form N-1A as filed with the Securities and Exchange Commission (the "SEC") and the then-current offering memorandum if the Fund is not registered under the Securities Act of 1933, as amended ("1933 Act"). The [Investment Adviser] [Investment Subadviser] further agrees that:

      (a) it will conform with all applicable rules and regulations of the SEC (herein called the "Rules") and with all applicable provisions of the 1933 Act; as amended, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"); and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will, in addition, conduct its activities under this Agreement in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries;

      (b) it will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer se-lected by it. In placing orders with brokers and dealers, the [Investment Adviser] [Investment Subadviser] will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the fi-nancial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific trans-action and on a continuing basis. Consistent with this obligation, the [Investment Adviser] [Investment Subadviser] may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the 1934 Act) to or for the benefit of any fund and/or other accounts over which the [Investment Adviser] [Investment Subadviser] or any of its affiliates exercises investment discretion. Subject to the review of the [Trust's Board of Trustees] [Investment Adviser] from time to time with respect to the extent and continuation of the policy, the [Investment Adviser] [Investment Subadviser] is authorized to pay to a broker or dealer who provides such brokerage and research services a com-mission for effecting a securities transaction which is in excess of the amount of commission another broker or dealer would have charged for ef-fecting that transaction if the [Investment Adviser] [Investment Subadviser] determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular trans-action or the overall responsibilities of the [Investment Adviser] [In-vestment

EX-2

  Subadviser] with respect to the accounts as to which it exercises invest-ment discretion; and

      (c) it will maintain books and records with respect to the securities transactions of each Fund and will render to the [Trust's Board of Trust-ees] [Investment Adviser] such periodic and special reports as the Board may request.

    3. [Subject to the provisions of this Agreement, the duties of the Invest-ment Subadviser, the portion of portfolio assets that the Subadviser shall manage, and the fees to be paid the Investment Subadviser by the Investment Adviser under and pursuant to this Agreement may be adjusted from time to time by the Investment Adviser with and upon the approval of the Board and the mem-bers of the Trust's Board of Trustees who are not "interested persons," as de-fined in the Act](/2/)

    4. Services Not Exclusive. The investment advisory services rendered by the [Investment Adviser] [Investment Subadviser] hereunder are not to be deemed exclusive, and the [Investment Adviser] [Investment Subadviser] shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

    5. Books and Records. In compliance with the requirements of Rule 31a-3 of the Rules under the 1940 Act, the [Investment Adviser] [Investment Subadviser] hereby agrees that all records which it maintains for the Trust are the prop-erty of the Trust and further agrees to surrender promptly to the [Trust] [In-vestment Adviser] any of such records upon request of the [Trust] [Investment Adviser]. The [Investment Adviser] [Investment Subadviser] further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the rec-ords required to be maintained by Rule 31a-1 under the 1940 Act and to comply in full with the requirements of Rule 204-2 under the Advisers Act pertaining to the maintenance of books and records.

    6. Expenses. During the term of this Agreement, the [Investment Adviser] [Investment Subadviser] will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of purchasing se-curities (including brokerage commissions, if any) for the Fund.

    7. Compensation. For the services provided and the expenses assumed pursu-ant to this Agreement, the [Trust] [Investment Adviser] will pay the [Invest-ment Adviser] [Investment Subadviser], and the [Investment Adviser] [Invest-ment Subadviser] will accept as full compensation therefor, fees, computed daily and payable monthly, on an annual basis equal to the percentage set forth on Exhibit A hereto of that Fund's average daily net assets.
-----------
(2) Provision contained in the form of Investment Sub-advisory Agreement only.


                                                                           EX-3

    8. Limitation of Liability of the [Investment Adviser] [Investment Subadviser]: Indemnification.

      (a) The [Investment Adviser] [Investment Subadviser] shall not be lia-ble for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Investment Adviser] [Investment Subadviser] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agree-ment;

      (b) Subject to the exceptions and limitations contained in Section 7(c) below:

        (i) the [Investment Adviser] [Investment Subadviser] (hereinafter referred to as a "Covered Person") shall be indemnified by the re-spective Fund to the fullest extent permitted by law, against liabil-ity and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he be-comes involved, as a party or otherwise, by virtue of his being or having been the [Investment Adviser] [Investment Subadviser] of the Fund, and against amounts paid or incurred by him in the settlement thereof;

        (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (c) No indemnification shall be provided hereunder to a Covered Per-son:

        (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the [Trust] [In-vestment Adviser] or to one or more Funds' investors by reason of willful misfeasance, bad faith, gross negligence or reckless disre-gard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of a Fund; or

        (ii) in the event of a settlement, unless there has been a deter-mination that such Covered Person did not engage in willful misfea-sance, bad faith, gross negligence or reckless disregard of the du-ties involved in the conduct of his office;

          (A) by the court or other body approving the settlement; or


EX-4

          (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

          (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any investor in a Fund may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

      (d) The rights of indemnification herein provided may be insured against by policies maintained by the [Trust] [Investment Adviser], shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the successors and assigns of such person. Nothing con-tained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be enti-tled by contract or otherwise under law.

      (e) Expenses in connection with the preparation and presentation of a defense to any claim, suit or proceeding of the character described in subsection (b) of this Section 7 may be paid by the [Trust] [Investment Adviser] on behalf of the respective Fund from time to time prior to final disposition thereto upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the [Trust] [Investment Adviser] on behalf of the respective Fund if it is ultimately determined that he is not entitled to indemnification under this Section 7; provided, however, that either (i) such Covered Person shall have pro-vided appropriate security for such undertaking or (ii) the [Trust] [In-vestment Adviser] shall be insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are nei-ther Interested Persons of the Trust nor parties to the matter, or inde-pendent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts as opposed to a trial-type in-quiry or full investigation, that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 7.

    9. Duration and Termination. This Agreement shall be effective as to a Fund as of the date the Fund commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Trust with respect to that Fund and the Investor(s) in the Fund in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall con-tinue until the second anniversary of such date. Thereafter, if not terminated, this Agreement shall continue in effect as to such Fund for successive

                                                                            EX-5
periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or Interested Persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) by Vote of a Majority of the Outstanding Voting Securities of the Trust; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust, by Vote of a Majority of the Outstanding Voting Securities of the Trust on 60 days' written notice to the [Investment Adviser] [Investment Subadviser], or by the [Investment Adviser] [Investment Subadviser] as to the [Trust] [Investment Adviser] at any time, without payment of any pen-alty, on 90 days' written notice to the [Trust] [Investment Adviser]. This Agreement will immediately terminate in the event of its assignment (as used in this Agreement, the terms "Vote of a Majority of the Outstanding Voting Securi-ties," "Interested Person" and "Assignment" shall have the same meanings as such terms have in the 1940 Act and the rules and regulatory constructions thereunder.)

    10. Amendment of this Agreement. No material term of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of a material term of this Agreement shall be effective with respect to a Fund, until approved by Vote of a Majority of the Outstanding Voting Securities of that Fund.

    11. Representations and Warranties. The [Investment Adviser] [Investment Subadviser] hereby represents and warrants as follows:

      (a) [The [Investment Adviser] [Investment Subadviser] is exempt from registration under the 1940 Act:]

      (b) The [Investment Adviser] [Investment Subadviser] has all requisite authority to enter into, execute, deliver and perform its obligations un-der this Agreement;

      (c) This Agreement is legal, valid and binding, and enforceable in ac-cordance with its terms; and

      (d) The performance by the [Investment Adviser] [Investment
  Subadviser] of its obligations under this Agreement does not conflict with any law to which it is subject.

    12. Covenants. The [Investment Adviser] [Investment Subadviser] hereby cov-enants and agrees that, so long as this Agreement shall remain in effect:

      (a) The [Investment Adviser] [Investment Subadviser] shall remain ei-ther exempt from, or registered under, the registration provisions of the Advisers Act; and

EX-6

      (b) The performance by the [Investment Adviser] [Investment
  Subadviser] of its obligations under this Agreement shall not conflict with any law to which it is then subject.

    13. Notices. Any notice required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (a) to the Investment Adviser, Mutual Funds Services, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006 , [(b) to the Subadviser, [Address] or ](c) to the Trust, c/o BT Alex. Brown, Incorporated, One South Street, Baltimore, Maryland 21202.

    14. Waiver. With full knowledge of the circumstances and the effect of its action, the [Investment Adviser] [Investment Subadviser] hereby waives any and all rights which it may acquire in the future against the property of any in-vestor in a Fund, other than shares in that Fund, which arise out of any ac-tion or inaction of the [Trust] [Investment Adviser] under this Agreement.

    15. Miscellaneous. The captions in this Agreement are included for conve-nience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the ____, without reference to principles of conflicts of law. The Trust is organized under the laws of ___ pursuant to a ___ dated ___. No Trustee, officer or employee of the Trust shall be personally bound by or lia-ble hereunder, nor shall resort be had to their private property for the sat-isfaction of any obligation or claim hereunder.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                         [SIGNATORIES]


                                                                           EX-7

                                   EXHIBIT A

                                       TO
                         INVESTMENT ADVISORY AGREEMENT
                                MADE AS OF
                                    BETWEEN
                            [Trust Name] AND [    ]

    Fund                               Investment Advisory Fee


EX-8

                                                              CUSIP #055922306
                                                              CUSIP #055922207
                                                              CUSIP #055922108
                                                              CUSIP #055922405
                                                              CUSIP #055922827
                                                              CUSIP #055922835
                                                              CUSIP #055922843
                                                              CUSIP #055922801
                                                              CUSIP #055922868
                                                              CUSIP #055922819
                                                              CUSIP #055922736
                                                              CUSIP #055922785
                                                              CUSIP #055922769
                                                              CUSIP #055922660

                               FORM OF PROXY CARD

DEUTSCHE BANC ALEX. BROWN                                                              International Equity Portfolio
MUTUAL FUND SERVICES
MS 1-18-8                                                                                      One South Street
                                                                                          Baltimore, Maryland 21202

One South Street                                                                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
Baltimore, Maryland  21202-3220                                                  4:00 p.m., Eastern time, on October 15, 1999

                                                                         The undersigned hereby appoints Daniel O. Hirsch and Amy M.
                                                                         Olmert and each of them, with full power of substitution,
                                                                         as proxies of the undersigned to vote all shares of stock
                                                                         that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all
                                                                         adjournments or postponements thereof (the "Special
                                                                         Meeting"), on the matters set forth on this Proxy Card,
                                                                         and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.
                                                                         All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals IA, IB,
                                                                         IC, II and III. All ABSTAIN votes will be counted in
                                                                         determining the existence of a quorum at the Special
                                                                         Meeting and, for Proposals IA, IB and IC, as votes AGAINST the applicable Proposal.

                                                                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                                                                         WITH RESPECT TO THE INTERNATIONAL EQUITY FUND. THE BOARD
                                                                         OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS IA, IB, IC, II
                                                                                                       ---
                                                                         AND III.

                                                                         PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD
                                                                         PROMPTLY USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:
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                                             KEEP THIS PORTION FOR YOUR RECORDS.
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                                            DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
INTERNATIONAL EQUITY PORTFOLIO

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees
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
II.  Election of Messrs. (01) Biggar, (02) Dill,          For All      Withhold All      For All Except:     To withhold authority
     (03) Hale, (04) Langton, (05) Saunders, and                                                             to vote, mark "For All
     (06) Van Benschoten and Drs. (07) Gruber and           [_]           [_]                 [_]            Except" and write the
     (08) Herring as Trustees of the Boards.                                                                 nominee's number on the
                                                                                                             line below.

                                                                                                             __________________
Vote on Proposals

IA.  Approval of New Investment Advisory                     III.  Ratification of the selection of PricewaterhouseCoopers LLP
     Agreement with Bankers Trust Company                          as the independent accountants of the Portfolio.
     FOR [_]   AGAINST [_]   ABSTAIN [_]                                    FOR[_]    AGAINST[_]    ABSTAIN [_]

IB.  Approval of New Investment Advisory                     The appointed proxies will vote on any other business as may
     Agreement with Morgan Grenfell Inc.                     properly come before the Special Meeting and any adjournment thereof.
     FOR [_]   AGAINST [_]   ABSTAIN [_]
                                                             Receipt of the Notice and the Joint Proxy Statement is
IC.  Approval of New Investment Sub-advisory                 hereby acknowledged.
     Agreement with Bankers Trust Company
     FOR [_]   AGAINST [_]   ABSTAIN [_]


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  Signature (Please sign within box)      Date                 Signature (Joint Owners)      Date

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